Registration Nos:     2-62492
                                                                        811-2865
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

            Pre Effective Amendment No.                               [ ]
            Post Effective Amendment No.   48                         [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

            Amendment No.    46                                       [X]

                                COLONIAL TRUST IV
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
                One Financial Center, Boston, Massachusetts 02111
                     (Address of Principal Executive Office)

                                 (617) 426-3750
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Name and Address of Agent for Service:         Copy to:
--------------------------------------         --------

Michael H. Koonce, Esquire                     John M. Loder, Esquire
Colonial Management Associates, Inc.           Ropes & Gray
One Financial Center                           One International Place
Boston, Massachusetts  02111                   Boston, Massachusetts  02110-2624

It is proposed that this filing will become effective (check appropriate box):

  [ ]       immediately upon filing pursuant to paragraph (b).
  [X]       on March 30, 1998 pursuant to paragraph (b).
  [ ]       60 days after filing pursuant to paragraph (a)(2).
  [ ]       on (date) pursuant to paragraph (a)(1) of Rule 485.
  [ ]       75 days after filing pursuant to paragraph (a)(2).
  [ ]       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                            Colonial Tax-Exempt Fund

                        Colonial Tax-Exempt Insured Fund

                      Colonial Intermediate Tax-Exempt Fund


Item Number of Form N1A           Location or Caption in Prospectus
-----------------------           ---------------------------------

Part A
------

     1.                           Cover Page

     2.                           Summary of Expenses

     3.                           The Funds' Financial History

     4. The Funds' Investment Objectives; Organization and History; How the Funds Pursue their Objectives and Certain Risk Factors

     5.                           Cover Page; How the Funds are Managed;
                                  Organization and History; The Funds'
                                  Investment Objectives; Back Cover

     6.                           Organization and History; Distributions and
                                  Taxes; How to Buy Shares

     7. Cover Page; Summary of Expenses; How to Buy Shares; How the Funds Value their Shares; 12b-1 Plan; Back Cover

     8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

     9.                           Not Applicable

March 30, 1998

COLONIAL TAX-EXEMPT FUND

COLONIAL TAX-EXEMPT INSURED FUND


COLONIAL INTERMEDIATE
TAX-EXEMPT FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in each of these mutual funds may suit your unique needs, time horizon and risk tolerance.


Each of Colonial Tax-Exempt Fund (Tax-Exempt Fund), Colonial Tax-Exempt Insured Fund (Insured Fund) and Colonial Intermediate Tax-Exempt Fund (Intermediate
Fund) (each a Fund and collectively, the Funds) is a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company. The Tax-Exempt Fund and the Insured Fund each seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). The Intermediate Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds. See "How the Funds Pursue Their Objectives and Certain Risk Factors" for a detailed discussion of the nature and limitations of portfolio insurance for the Insured Fund.


Each Fund is managed by the Adviser, an investment adviser since 1931. This Prospectus explains concisely what you should know before investing in each of the Funds. Read it carefully and retain it for future reference. More detailed information about the Funds is in the March 30, 1998 Statement of Additional Information, which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


Each Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years (the Tax-Exempt Fund and the Insured Fund) or four years (the Intermediate
Fund) after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                             Page


Summary of Expenses
The Funds' Financial History
The Funds' Investment Objectives
How the Funds Pursue Their Objectives
  and Certain Risk Factors
How the Funds Measure Their Performance
How the Funds are Managed
How the Funds Value Their Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History
Appendix


                      ----------------    -----------------
                      NOT FDIC-INSURED    MAY LOSE VALUE
                                          NO BANK GUARANTEE
                      ----------------    -----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TE-01/842E-0398

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses, adjusted to reflect current fees, for an investment in each Class of each Fund's shares. See "How the Funds are Managed" and "12b-1 Plan" for more complete descriptions of the Funds' various costs and expenses.


Shareholder Transaction Expenses(1)(2)


                                                             The Tax-Exempt Fund
                                                              The Insured Fund                     The Intermediate Fund
                                                      ----------------------------------     ----------------------------------
                                                      Class A     Class B    Class C         Class A    Class B     Class C
      Maximum Initial Sales Charge Imposed on a
        Purchase (as a % of offering price)(3)        4.75%       0.00%(4)   0.00%(4)        3.25%      0.00%(4)    0.00%(4)
      Maximum Contingent Deferred Sales Charge
      (as a % of offering price)(3)                   1.00%(5)    5.00%      1.00%           1.00%(5)   4.00%       1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."


(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.


(3)  Does not apply to reinvested distributions.


(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Annual Operating Expenses (as a % of average net assets)


                                                        The Tax-Exempt Fund                         The Insured Fund
                                                 -----------------------------------     ---------------------------------------
                                                  Class A    Class B      Class C         Class A      Class B       Class C
       Management fee                              0.50%       0.50%       0.50%            0.56%       0.56%         0.56%
       12b-1 fees (after applicable fee waiver)    0.25        1.00        0.85(6)          0.25        1.00          0.70(6)
       Other expenses                              0.23        0.23        0.23(7)          0.26        0.26          0.26(7)
                                                   ----        ----        ----             ----        ----          ----
       Total operating expenses
         (after applicable fee waiver)
                                                   0.98%       1.73%       1.58%(8)         1.07%       1.82%         1.52%(8)
                                                   ====        ====        ====             ====        ====          ====


                                                                                        The Intermediate Fund
                                                                       ---------------------------------------------------------
                                                                       Class A             Class B            Class C
       Management fee (after applicable fee waiver)                    0.00%(9)            0.00%(9)           0.00%(9)
       12b-1 fees(after applicable fee waiver)                         0.20                0.85               0.40(6)
       Other expenses (after applicable fee waiver)                    0.60(9)             0.60(9)            0.60(7)(9)
                                                                       ----                ----               ----
       Total operating expenses (after applicable fee waiver)          0.80%(10)           1.45%(10)          1.00%(10)
                                                                       ====                ====               ====


(6) The Distributor has voluntarily agreed to waive a portion of the Class C share Rule 12b-1 distribution fee so that it will not exceed annually 0.60%, 0.45% and 0.20%, for the Tax-Exempt Fund, the Insured Fund and the Intermediate Fund, respectively. This waiver may be revoked at any time. See "12b-1 Plan." Absent such fee waiver, the "12b-1 fees" would have been 1.00%, 1.00% and 0.85% for the Class C shares of the Tax-Exempt Fund, the Insured Fund and the Intermediate Fund, respectively.

(7) "Other expenses" for Class C shares are estimated based on the annual operating expenses of the Class A and Class B shares.

(8) Absent the fee waiver discussed above, "Total operating expenses" would be 1.73% and 1.82% for the Tax-Exempt Fund and the Insured Fund, respectively.

(9) The Adviser has voluntarily agreed to waive and/or reimburse expenses to the extent that the Fund's total operating expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.60% annually of the Fund's average net assets. This agreement may be revoked at any time. Absent such agreement, "Management fees" and "Other expenses" for each class of shares would have been 0.55% and 0.70%, respectively.

(10) Absent any fee waivers or reimbursements described above, "Total operating expenses" would have been 1.45%, 2.10% and 2.10% for the Class A, Class B and Class C shares, respectively.

Example


The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of each Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. This example uses the fees and expenses in the table above and gives effect to the fee waivers and expense reimbursements described above. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


                               The Tax-Exempt Fund                                              The Insured Fund
            ----------------------------------------------------------    ----------------------------------------------------------
Period:      Class A          Class B                 Class C                 Class A                   Class B           Class C
                        (11)        (12)       (11)       (12)                        (11)         (12)        (11)         (12)
1 year         $57      $68         $18       $ 26       $ 16            $58          $68          $18         $25          $15
3 years         77       84          54         50(13)     50             80           87           57          48(13)       48
5 years         99      114          94         86         86            104          119           99          83           83
10 years       162      184(14)     184(14)    188        188            172         194(14)       194(14)     181          181


                                          The Intermediate Fund(13)
             -------------------------------------------------------------------------------------
Period:         Class A                  Class B                            Class C
                                  (11)              (12)               (11)              (12)
1 year           $ 40            $ 55              $ 15                $20              $ 10
3 years            57              66                46                 32(13)            32
5 years            75              79                79                 55                55
10 years          128             156(14)           156(14)            122               122


(11) Assumes redemption at period end.

(12) Assumes no redemption.

(13) Class C shares do not incur a contingent deferred sales charge after one year.

(14) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUNDS' FINANCIAL HISTORY


The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in each Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. Each Fund adopted its current investment objective on May 31, 1995. The data presented for periods prior to May 31, 1995 represent operations under earlier investment objectives and policies.


COLONIAL TAX-EXEMPT FUND

                                                              CLASS A
                                        -------------------------------------------------

                                                          Year ended November 30
                                        -------------------------------------------------
                                          1997      1996         1995      1994    1993
                                          ----      ----         ----      ----    ----
Net asset value - Beginning of period   $13.550    $13.720     $12.180   $13.920  $13.480
                                        -------    -------     -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.743      0.756       0.771     0.795   0.842
Net realized and unrealized gain (loss)   0.194     (0.171)      1.535    (1.744)  0.451
                                        -------    -------     -------   -------  -------
    Total from Investment Operations      0.937      0.585       2.306    (0.949)  1.293
                                        -------    -------     -------   -------  -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income               (0.737)    (0.755)     (0.766)   (0.791) (0.853)
From capital paid in                         --         --          --        --      --
Total Distributions Declared
  to Shareholders                        (0.737)    (0.755)     (0.766)   (0.791) (0.853)
Net asset value - End of period         $13.750    $13.550     $13.720   $12.180  $13.920
                                        -------    -------     -------   -------  -------
Total return (b)                           7.16%      4.47%      19.35%    (7.08)%  9.80%
                                        -------    -------     -------   -------  -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                   0.98%(c)   0.99%(c)    1.01%(c)  1.01%   1.02%
Net investment income                      5.45%(c)   5.61%(c)    5.82%(c)  6.00%   6.06%
Portfolio turnover                           39%        40%         41%       56%     28%
Net assets at end of period
  (in millions)                          $2,551     $2,818      $3,111    $2,858  $3,357

                                                             CLASS A
                                        ----------------------------------------------------------

                                                       Year ended November 30
                                        ----------------------------------------------------------
                                            1992      1991           1990       1989       1988
                                            ----      ----           ----       ----       ----
Net asset value - Beginning of period      $13.190   $12.890        $13.020    $12.970    $12.760
                                           -------   -------        -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.913      0.955          0.986     1.001      1.007
Net realized and unrealized gain (loss)     0.277     0.305          (0.120)    0.045      0.235
                                           -------   -------        -------    -------    -------
    Total from Investment Operations        1.190     1.260          0.866      1.046      1.242
                                           -------   -------        -------    -------    -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income                 (0.900)    (0.955)        (0.996)   (0.996)    (1.032)
From capital paid in                           --     (0.005)(a)         --        --        --
                                           -------   -------        -------    -------    -------
Total Distributions Declared
  to Shareholders                          (0.900)    (0.960)        (0.996)   (0.996)    (1.032)
                                           -------   -------        -------    -------    -------
Net asset value - End of period            $13.480   $13.190        $12.890    $13.020    $12.970
                                           -------   -------        -------    -------    -------
Total return (b)                             9.29%     10.12%          6.95%     8.33%      10.03%
RATIOS TO AVERAGE NET ASSETS
Expenses                                     1.05%      1.03%          1.05%     1.03%      1.06%
Net investment income                        6.81%      7.29%          7.64%     7.67%      7.77%
Portfolio turnover                             14%        10%            10%        9%        22%
Net assets at end of period
  (in millions)                            $2,899     $2,486         $1,886     $1,547     $1,389

_________________________________

(a) Because of differences between book and tax basis accounting, there was no return of capital for federal income tax purposes.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

COLONIAL TAX-EXEMPT FUND

                                                                     Class B                                         Class C
                                          ---------------------------------------------------------------------------------------
                                                                                                                 Period ended
                                                                Year ended November 30                            November 30
                                          ---------------------------------------------------------------------------------------
                                             1997       1996         1995        1994       1993     1992(a)      1997(b)

Net asset value - Beginning of period      $13.550     $13.720      $12.180     $13.920    $13.480   $13.230       $13.860
                                           -------     -------      -------     -------    -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.642       0.656        0.673       0.695      0.740     0.462         0.218
Net realized and unrealized gain (loss)      0.194      (0.171)       1.535      (1.744)     0.451     0.248        (0.114)(c)
                                           -------     -------      -------     -------    -------   -------       -------
   Total from Investment Operations          0.836       0.485        2.208      (1.049)     1.191     0.710         0.104
                                           -------     -------      -------     -------    -------   -------       -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                  (0.636)     (0.655)      (0.668)     (0.691)    (0.751)   (0.460)       (0.214)
                                           -------     -------      -------     -------    -------   -------       -------
Net asset value - End of period            $13.750     $13.550      $13.720     $12.180    $13.920   $13.480       $13.750
                                           -------     -------      -------     -------    -------   -------       -------
Total return(d)                              6.37%       3.70%       18.47%      (7.78)%     9.00%     9.29(f)        0.77(f)
                                           -------     -------      -------     -------    -------   -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                     1.73%(e)    1.74%(e)     1.76%(e)    1.76%      1.77%     1.80(g)        1.59%(e)(g)
Net investment income                        4.70%(e)    4.86%(e)     5.07%(e)    5.25%      5.31%     6.06(g)        4.76%(e)(g)
Portfolio turnover                             39%         40%          41%         56%        28%       14%            39%
Net assets at end of period
   (in millions)                             $380        $427         $469        $440       $430      $137                (h)

-----------------------------

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.


(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than one million.

COLONIAL TAX-EXEMPT INSURED FUND

                                                                             Class A
                                               --------------------------------------------------------------------
                                                                      Year ended November 30
                                               --------------------------------------------------------------------
                                                    1997           1996           1995           1994      1993
                                                    ----           ----           ----           ----      ----
Net asset value - Beginning of period              $8.330         $8.380         $7.450         $8.420    $8.080
                                                   ------         ------         ------         ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.398          0.403          0.418          0.439     0.456
Net realized and unrealized gain (loss)             0.136         (0.045)         0.935         (0.977)    0.338
                                                   ------         ------         ------         ------    ------
   Total from Investment Operations                 0.534          0.358          1.353         (0.538)    0.794
                                                   ------         ------         ------         ------    ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.394)        (0.408)        (0.423)        (0.432)   (0.454)
                                                   ------         ------         ------         ------    ------
Total Distributions Declared to Shareholders       (0.394)        (0.408)        (0.423)        (0.432)   (0.454)
                                                   ------         ------         ------         ------    ------
Net asset value - End of period                    $8.470         $8.330         $8.380         $7.450    $8.420
                                                   ------         ------         ------         ------    ------
Total return (a)                                    6.63%          4.48%         18.55%         (6.61)%   10.00%
                                                   ------         ------         ------         ------    ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.07%(b)       1.05%(b)       1.05%(b)       1.05%     1.07%
Net investment income                               4.76%(b)       4.92%(b)       5.20%(b)       5.44%     5.44%
Portfolio turnover                                    26%            25%            31%            36%       12%
Net assets at end of period (000)               $181,543       $206,713       $240,894       $198,909  $241,610

                                                                       Class A
                                               ----------------------------------------------------------
                                                                Year ended November 30
                                               ----------------------------------------------------------
                                                     1992       1991       1990      1989       1988
                                                     ----       ----       ----      ----       ----
Net asset value - Beginning of period               $7.880     $7.660     $7.680    $7.460     $7.260
                                                    ------     ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.480      0.496      0.506     0.508      0.510
Net realized and unrealized gain (loss)              0.200      0.222     (0.016)    0.222      0.201
                                                    ------     ------     ------    ------     ------
   Total from Investment Operations                  0.680      0.718      0.490     0.730      0.711
                                                    ------     ------     ------    ------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.480)    (0.498)    (0.510)   (0.510)    (0.511)
                                                    ------     ------     ------    ------     ------
Total Distributions Declared to Shareholders        (0.480)    (0.498)    (0.510)   (0.510)    (0.511)
                                                    ------     ------     ------    ------     ------
Net asset value - End of period                     $8.080     $7.880     $7.660    $7.680     $7.460
                                                    ------     ------     ------    ------     ------
Total return (a)                                     8.85%      9.66%      6.65%    10.07%     10.05%
                                                    ------     ------     ------    ------     ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.10%      1.08%      1.10%     1.12%      1.12%
Net investment income                                5.97%      6.35%      6.66%     6.70%      6.85%
Portfolio turnover                                      7%         8%        15%       38%        78%
Net assets at end of period (000)                $217,782   $189,483   $142,525  $124,119   $104,074

_________________________________

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

COLONIAL TAX-EXEMPT INSURED FUND

                                                                         Class B                                       Class C (b)
                                        -------------------------------------------------------------------------    ---------------
                                                                                                                      Period ended
                                                                    Year ended November 30                            November 30
                                        ------------------------------------------------------------------------     ---------------
                                           1997        1996          1995          1994        1993         1992 (a)     1997
Net asset value - Beginning of period     $8.330      $8.380        $7.450        $8.420      $8.080       $7.910      $8.530
                                          ------      ------        ------        ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.336       0.342         0.359         0.378       0.395        0.240       0.118
Net realized and unrealized gain (loss)    0.136      (0.045)        0.935        (0.977)      0.338        0.170      (0.061)(c)
                                          ------      ------        ------        ------      ------       ------      ------
     Total from Investment Operations      0.472       0.297         1.294        (0.599)      0.733        0.410       0.057
                                          ------      ------        ------        ------      ------       ------      ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                (0.332)     (0.347)       (0.364)       (0.371)     (0.393)      (0.240)     (0.117)
                                          ------      ------        ------        ------      ------       ------      ------
Net asset value - End of period           $8.470      $8.330        $8.380        $7.450      $8.420       $8.080      $8.470
                                          ------      ------        ------        ------      ------       ------      ------
Total return (d)                           5.83%       3.70%        17.68%        (7.31)%      9.20%        5.23%(e)    0.68%(e)
                                          ------      ------        ------        ------      ------       ------      ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                   1.82%(f)    1.80%(f)      1.80%(f)      1.80%       1.82%        1.85%(g)    1.51%(f)(g)
Net investment income                      4.01%(f)    4.17%(f)      4.45%(f)      4.69%       4.69%        5.22%(g)    4.22%(f)(g)
Portfolio turnover                           26%         25%           31%           36%         12%           7%         26%
Net assets at end of period (000)       $38,580     $44,621       $50,016       $45,801     $46,035      $16,519        $100


_________________________________

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.


(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g)  Annualized.

COLONIAL INTERMEDIATE TAX-EXEMPT FUND

                                                                                      CLASS A
                                                      ----------------------------------------------------------------------
                                                                                     Year ended               Period ended
                                                                                     November 30              November 30
                                                        -----------------------------------------------   ------------------
                                                           1997          1996         1995       1994        1993(b)
                                                        -----------   ---------    ----------   -------   ---------------
Net asset value - Beginning of period                   $7.880        $7.850       $7.210       $7.810        $7.500
                                                        ------        ------       ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.388         0.375        0.387        0.366         0.305
Net realized and unrealized gain (loss)                  0.093         0.022        0.641       (0.596)        0.302
                                                        ------        ------       ------       ------        ------
      Total from Investment Operations                   0.481         0.397        1.028       (0.230)        0.607
                                                        ------        ------       ------       ------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.381)       (0.367)      (0.388)      (0.370)       (0.297)
                                                        ------        ------       ------       ------        ------
Net asset value - End of period                         $7.980        $7.880       $7.850       $7.210        $7.810
                                                        ------        ------       ------       ------        ------
Total return (c)(d)                                      6.29%         5.23%       14.56%        (3.05)%        8.18%(e)
                                                        ------        ------       ------       ------        ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                 0.60%(f)      0.60%(f)     0.36%(f)     0.20%         0.20%(g)
Fees and expenses waived or  borne by the Adviser        0.85%(f)      0.72%(f)     0.96%(f)     1.07%         1.33%(g)
Net investment income                                    4.84%(f)      4.75%(f)     5.03%(f)     4.85%         4.53%(g)
Portfolio turnover                                         31%           20%          69%          26%            5%(g)
Net assets at end of period (000)                     $10,330       $12,479      $13,317      $16,791       $14,700

------------------------------------------------------------


(a)  Net of fees and expenses
     waived or borne by the Adviser
     which amounted to                                 $0.073       $ 0.057      $ 0.074      $ 0.080       $ 0.090


(b)  The Fund commenced investment operations on February 1, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.


(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only. Prior years' ratios are net of benefits received, if any.


(g)  Annualized.

COLONIAL INTERMEDIATE TAX-EXEMPT FUND


                                                                         Class B                                    Class C (c)
                                              -----------------------------------------------------------------    ----------------
                                                                            Year ended               Period ended   Period ended
                                              November 30                                           November 30      November 30
                                              ---------------------------------------------------    ----------    ----------------
                                                 1997        1996          1995           1994         1993(b)         1997
                                              -----------   ----------    --------    -----------    ----------    ----------------
Net asset value - Beginning of period           $7.880      $7.850        $7.210         $7.810        $7.500        $8.00
                                                ------      ------        ------         ------        ------        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.337       0.324         0.338          0.317         0.263         0.121
Net realized and unrealized gain (loss)          0.093       0.022         0.641         (0.596)        0.302        (0.19)(d)
                                                ------      ------        ------         ------        ------        -----
      Total from Investment Operations           0.430       0.346         0.979         (0.279)        0.565         0.102
                                                ------      ------        ------         ------        ------        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.330)     (0.316)       (0.339)        (0.321)       (0.255)       (0.122)
                                                ------      ------        ------         ------        ------        -----
Net asset value - End of period                 $7.980      $7.880        $7.850         $7.210        $7.810        $7.980
                                                ------      ------        ------         ------        ------        -----
Total return (e)(f)                              5.60%       4.55%        13.82%         (3.68)%        7.61%(g)      1.29%(g)
                                                ------      ------        ------         ------        ------        -----
RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.25%(h)    1.25%(h)      1.01%(h)       0.85%         0.85%(i)      0.80%(h)(i)
Fees and expenses waived or
 borne by the Adviser                            0.85%(h)    0.72%(h)      0.96%(h)       1.07%         1.33%(i)      0.97%(h)(i)
Net investment income                            4.19%(h)    4.10%(h)      4.38%(h)       4.20%         3.88%(i)      4.55%(h)(i)
Portfolio turnover                                 31%         20%           69%            26%            5%(i)        31%
Net assets at end of period (000)             $10,269     $13,080       $14,820        $14,138        $9,396          $101

-----------------------------

(a)  Net of fees and expenses waived or
     borne by the Adviser which amounted to    $0.073      $0.057        $0.074         $0.080        $0.090        $0.073


(b)  The Fund commenced investment operations on February 1, 1993.


(c) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge. (f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only. Prior years' ratios are net of benefits received, if any.

(i)  Annualized.


Further performance information is contained in each Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES


The Tax-Exempt Fund and the Insured Fund each seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). The Intermediate Fund seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds. In this Prospectus, "tax-exempt bonds" means debt securities, the interest on which is, in the issuer's counsel's opinion, exempt from federal income taxes. As a fundamental policy, each Fund normally limits investments in taxable securities and in securities subject to the federal alternative minimum tax to a maximum of 20% of total assets.


HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS


The Tax-Exempt Fund. The Tax-Exempt Fund normally invests substantially all of its assets in tax-exempt bonds. The Tax-Exempt Fund may invest in bonds of any maturity.


The Tax-Exempt Fund may not invest more than 35% of its total assets in bonds rated lower than Baa by Moody's Investors Services, Inc. (Moody's), bonds rated lower than BBB by Standard & Poor's Corporation (S&P) or bonds with comparable ratings from another national rating service (collectively, lower rated bonds). In addition, the Fund may not invest more than 25% of its total assets in unrated bonds of all credit qualities but excluding prerefunded bonds, (which 25% shall be included in the 35% aggregate limit for lower rated and unrated bonds above). . For a description of S&P's and Moody's rating systems, see "Appendix." Lower rated bonds are generally considered more speculative and likely to default than higher quality bonds. Because of the increased risk of default, lower rated bonds generally have higher yields than higher quality debt securities. Regarding lower rated debt securities:


     (i). an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default as compared to higher quality debt securities;

     (ii). the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities;

     (iii). the likelihood that these securities will help a Fund achieve its investment objective is more dependent on the Adviser's credit analysis; and

     (iv) may be less sensitive to interest rate changes and more sensitive to adverse economic developments.



Weighted average composition of the Tax-Exempt Fund's portfolio at November 30, 1997, was:

                                         Rated            Unrated
               Investment grade          83.40%             3.20%
               B-BB and equivalent        0.80             11.30
               Below B                    0.00              1.30
                 Total                   84.20%            15.80%



This composition does not necessarily reflect the current or future portfolio. The Tax-Exempt Fund is not required to sell a security when its rating is reduced.

The Insured Fund. The Insured Fund normally invests at least 65% of its assets in high quality tax-exempt bonds of any maturity that are fully insured as to the payment of interest and principal. The balance of the Insured Fund's assets may be invested in uninsured debt securities of any maturity that are rated BBB or Baa or higher, but no more than 20% of the Fund's assets will be rated BBB or Baa. The value of tax-exempt bonds and other debt securities (and thus the Insured Fund's shares) usually fluctuates inversely to changes in interest rates. The Insured Fund may invest in securities that do not pay interest in cash on a current basis. The Insured Fund will, however, accrue and distribute this interest on a current basis and may have to sell securities to generate cash for distributions. Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, the Insured Fund may only be able to invest the proceeds at lower yields.


The Insured Fund will generally buy tax-exempt bonds insured under an insurance policy obtained by the issuer or underwriter at the time of issuance. These bonds will generally be rated AAA when acquired except that, to a limited extent, the Fund may purchase bonds insured by American Capital Access Corporation which are rated A by S&P and not rated by Moody's. The Insured Fund may also buy uninsured tax-exempt bonds and simultaneously buy insurance on those bonds from an insurance company, but only if S&P gives a AAA rating to bonds insured by that insurance company, or the insurance is obtained from American Capital Access Corporation. For a description of S&P's and Moody's rating systems, see "Appendix." The Insured Fund may also buy a portfolio insurance policy that covers its holdings of uninsured tax-exempt bonds. Insurance reduces but does not eliminate the credit risk of holding tax-exempt bonds, since an insurer may not be able to meet its obligations. Insurance does not reduce fluctuations in the Insured Fund share values resulting from changes in market interest rates. Insured bonds generally have lower yields than comparable uninsured bonds. The Insured Fund's purchases of insurance to cover uninsured bonds reduce the Insured Fund's yield. Some forms of insurance cover bonds only so long as the Insured Fund holds them, so that, if the bond issuer's creditworthiness declines, the bonds would be worth less to other investors than to the Insured Fund. Thus, the Insured Fund might not be able to sell the bonds for an acceptable price and might continue to hold bonds that it would otherwise sell to buy higher-yielding bonds. In valuing securities that are covered by insurance, the Insured Fund values the insurance at the difference between the market value of the security and the market value of similar securities whose issuers' creditworthiness has not substantially declined.


The Intermediate Fund. The Intermediate Fund normally invests substantially all its assets in investment grade tax-exempt bonds. The Intermediate Fund may invest in bonds of any maturity. The weighted average maturity will normally range from 3 to 10 years. Tax-exempt bonds may include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; inverse floating obligations; tax, revenue or bond anticipation notes; and tax-exempt commercial paper. The value of debt securities (and thus of Intermediate Fund shares) usually fluctuates inversely to changes in interest rates. The Intermediate Fund may buy or sell securities on a delayed-delivery basis and may purchase when-issued securities and securities restricted as to resale. Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, the Intermediate Fund may only be able to invest the proceeds at lower yields.


Investment grade securities are rated Baa or higher by Moody's or BBB or higher by S&P or unrated securities determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB are considered to have some speculative characteristics and could be more adversely affected by unfavorable economic developments than higher rated bonds. For a description of S&P's and Moody's rating systems, see "Appendix." The Intermediate Fund is not required to sell a security when its rating is reduced. The Intermediate Fund currently intends to limit its investments in unrated bonds to less than 25% of total assets.

Each Fund may engage in the following investment techniques:


Inverse Floating Obligations. Inverse floating obligations represent interests in tax-exempt bonds. These securities carry interest rates that vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage. Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest, which may lead to greater fluctuation in the value of a Fund's shares.


Asset-Backed Securities. Asset backed securities are interests in pools of debt securities. Principal and interest payments on the underlying debt are passed through to the holders of the asset-backed securities. A pool may issue more than one class of asset-backed securities, representing different rights to receive principal and/or interest. Principal on the asset-backed securities may be prepaid if the underlying debt securities are prepaid. As a result, these securities may not increase in value when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.


Zero Coupon Securities. Zero coupon securities are debt securities which do not pay interest in cash on a current basis, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from that Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.


Many bonds have call features that permit the issuer to repay the bond before maturity. If this occurs, a Fund may only be able to invest the proceeds at lower yields. The value of tax-exempt bonds and other debt securities (and thus of Fund shares) usually fluctuates inversely with changes in interest rates.




"When Issued" and "Delayed Delivery" Securities. Each Fund may acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive a Fund of an advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. A Fund may realize short-term gains or losses if the contracts are sold.


Stand-By Commitments. Each Fund may obtain stand-by commitments when it purchases municipal bonds. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed upon price on certain dates within a specified period.


Participation Interests. Each Fund may purchase participation interests or certificates of participation in all or part of specific holdings of municipal bonds. Some participation interests, certificates of participation and municipal lease obligations are illiquid and, as such, will be subject to the Tax-Exempt Fund and Insured Fund's 10% limit, and the Intermediate Fund's 15% limit, on investments in illiquid securities.


Pay-In-Kind Securities. Each Fund may purchase debt securities that pay interest in additional securities instead of cash.


Options and Futures. Each Fund may write covered call and put options on securities held in its portfolio and purchase call and put options on debt securities. A call option gives the purchaser the right to buy a security from, and a put option the right to sell a security to, the option writer at a specified price, on or before a specified date. A Fund will pay a premium when purchasing an option, which reduces a Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. A Fund will receive a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. So long as a Fund is the writer of a call option it will own the underlying security subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). So long as a Fund is the writer of a put option it will hold cash or marketable securities within a value equal to the price to be paid if the option is exercised. If a Fund is unable to close out an unexpired option, a Fund must continue to hold the underlying security until the option expires. Trading hours for options may differ from the trading hours for the underlying securities. Thus significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices.


Each Fund may buy or write options that are not traded on national securities exchanges and not protected by the Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and each Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid securities will not exceed 10% (for the Tax-Exempt Fund and the Insured Fund) or 15% (for the Intermediate Fund) of each Fund's total assets.


For hedging purposes, each Fund may purchase or sell (1) interest rate and tax-exempt bond index futures contracts, and (2) put and call options on such contracts and on such indices. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures call for delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the initial sale price of the future exceeds (or is less than) the price of the offsetting purchase, a Fund realizes a gain (or loss). Options on futures contracts operate in a similar manner to options on securities, except that the position assumed is in futures contracts rather than in securities. A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of that Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours and
(3) the possible absence of a liquid secondary market at any point in time. Also, if the Adviser's interest rate expectancies are inaccurate, a Fund may be worse off than if it had not hedged.


Short-Term Investments. A portion of each Fund's assets may be held in cash or invested in short-term securities for day-to-day operating purposes. Each Fund intends that its short-term investments will be tax-exempt, but if suitable tax-exempt securities are not available or are available only on a when-issued basis, each Fund may invest up to 20% of its assets in repurchase agreements; short-term taxable obligations rated A-1+ of banks which have or whose parent holding companies have long-term debt ratings of AAA, or of corporations with long-term debt ratings of AAA; and securities of the U.S. government. Under normal market conditions, the Tax-Exempt Fund and the Insured Fund may each invest up to 20% of its assets in taxable investments. Based on the Adviser's determination, each Fund may temporarily invest more than 20% of its assets in such taxable obligations for defensive purposes. Each Fund's policy is not to concentrate in any industry, but each Fund may invest up to 25% of its assets in industrial development revenue bonds based on the credit of private entities in any one industry (governmental issuers are not considered to be part of any "industry").


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, treasury bills and repurchase agreements. Some or all of each Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, a Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at a Fund's custodian and constitutes a Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, a Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% (for the Tax-Exempt Fund and the Insured Fund) or 15% (for the Intermediate Fund) of a Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.


Borrowing of Money. Each Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, a Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Short-Term Trading. Each Fund may trade portfolio securities for short-term profits to take advantage of price differentials.


Other. Each Fund may not always achieve its investment objective. Each Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Each Fund has a fundamental investment policy of investing under normal circumstances at least 80% of its total assets in tax-exempt bonds. This policy and each Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of that Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% (the Tax-Exempt Fund and the Insured Fund) or 3.25% (the Intermediate Fund) on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.


Each Class's yield and tax-equivalent yield, which differ from total return because they do not consider changes in net asset value, are calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See

"Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUNDS ARE MANAGED

The Trustees formulate the Funds' general policies and oversee the Funds' affairs as conducted by the Adviser.


Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for each of the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for each Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes each Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Funds paid the Adviser the following percentages of their average daily net assets in fiscal year 1997: the Tax-Exempt Fund - 0.50%, the Insured Fund - 0.56% and the Intermediate Fund - 0% (after fee waiver). Gary Swayze, Vice President of the Adviser, has managed the Insured Fund since September 1997. Prior to joining the Adviser in 1997, Mr. Swayze was a portfolio manager and group leader at Fidelity Management and Research Company and the writer and editor of a bond market newsletter.


Gary Swayze, Vice President of the Adviser, has managed the Insured Fund since September 1997. Prior to joining the Adviser in 1997, Mr. Swayze was a portfolio manager and group leader at Fidelity Management and Research Company and the writer and editor of a bond market newsletter.


William C. Loring and Brian M. Hartford, each a Vice President of the Adviser, have co-managed the Tax-Exempt Fund since May 1997. Mr. Loring has also managed the Intermediate Fund since 1993. Messrs. Loring and Hartford have managed various other Colonial tax-exempt funds since 1986 and 1993, respectively.


The Adviser also provides pricing and bookkeeping services to each Fund for a monthly fee of $2,250 plus a percentage of each Fund's average net assets over $50 million.


The Transfer Agent provides transfer agency and shareholder services to each Fund for a fee of 0.13% annually of the Fund's average net assets plus certain out-of-pocket expenses.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.


HOW THE FUNDS VALUE THEIR SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are generally valued as of the close of regular trading on the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.


The Funds generally declare distributions daily. Distributions of each Fund are invested in additional shares of the same Class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of shares of a Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.


Whether you receive capital gains distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Although the Funds' distributions of interest from tax-exempt bonds will not be subject to regular federal income tax, a portion of such interest may be included in computing a shareholder's federal alternative minimum tax liability. In addition, shareholders will generally be subject to state and local income taxes on distributions they receive from a Fund. Furthermore, capital gains distributions by the Funds will generally be subject to federal, state and local income taxes. Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Social security benefits may be taxed as a result of receiving tax-exempt income. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES

Shares of the Funds are offered continuously. Orders received in good form prior to the time at which the Funds value their shares (or placed with a financial service firm before such time and transmitted by the financial service firm before a Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

         The Tax-Exempt Fund and the Insured Fund


                              Initial Sales Charge
                     ---------------------------------------
                                                 Retained
                                                    by
                                                 Financial
                                                  Service
                              as % of              Firm
                     ---------------------------  as % of
      Amount           Amount       Offering      Offering
     Purchased        Invested       Price         Price
Less than $50,000       4.99%         4.75%        4.25%
$50,000 to less
  than $100,000         4.71%         4.50%        4.00%
$100,000 to less
  than $250,000         3.63%         3.50%        3.00%
$250,000 to less
  than $500,000         2.56%         2.50%        2.00%
$500,000 to less
  than $1,000,000       2.04%         2.00%        1.75%
$1,000,000 or
  more                  0.00%         0.00%        0.00%

                   The Intermediate Fund

                              Initial Sales Charge
                     ---------------------------------------
                                                 Retained
                                                    by
                                                 Financial
                                                 Service
                              as % of               Firm
                     ---------------------------  as % of
      Amount           Amount       Offering      Offering
     Purchased        Invested       Price         Price
Less than
  $100,000              3.35%         3.25%        3.00%
$100,000 to less
  than $250,000         2.56%         2.50%        2.25%
$250,000 to less
  $500,000              2.04%         2.00%        1.75%
$500,000 to less
  than $1,000,000       1.52%         1.50%        1.25%
$1,000,000 or
  more                  0.00%         0.00%        0.00%

On purchases of $1 million or more of the Funds, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                      Commission
First $3,000,000                        1.00%
Next $2,000,000                         0.50%
Over $5,000,000                         0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by the investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares representing such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six (the Tax-Exempt Fund and the Insured Fund) or four (the Intermediate Fund) years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


       The Tax-Exempt Fund and the Insured Fund


         Years                 Contingent Deferred
    After Purchase                Sales Charge
          0-1                         5.00%
          1-2                         4.00%
          2-3                         3.00%
          3-4                         3.00%
          4-5                         2.00%
          5-6                         1.00%
      More than 6                     0.00%

               The Intermediate Fund

          Years               Contingent Deferred
     After Purchase              Sales Charge

           0-1                       4.00%
           1-2                       3.00%
           2-3                       2.00%
           3-4                       1.00%
       More than 4                   0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% (the Tax-Exempt Fund and the Insured Fund) or 3.00% (the Intermediate
Fund) on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund) annually. This waiver may be terminated by the Distributor at any time without shareholder approval.


The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% (the Tax-Exempt
Fund), 0.35% (the Insured Fund) and 0.10% (the Intermediate Fund) annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the annual distribution fee, applicable to each Fund, referred to above. The commission may be reduced or eliminated by the Distributor at any time.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES


Shares of the Funds may be sold on any day the Exchange is open, either directly to a Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund will delay sending proceeds for up to 15 days in order to protect a Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.


Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the particular Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Funds value their shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.


Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. Each of the Funds will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage each of the Fund's investments in accordance with its investment objective or otherwise harm each of the Funds or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years (the Tax-Exempt Fund and the Insured Fund) or four years (the Intermediate Fund) after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange each Fund's shares by telephone and may redeem up to $50,000 of a Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Financial advisers are also required to provide their broker number. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching a Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and each Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN


Under its 12b-1 Plan, each Fund pays the Distributor monthly a service fee at the annual rate of 0.25% (the Tax-Exempt Fund and the Insured Fund) or 0.20% (the Intermediate Fund) of the Fund's net assets attributed to each Class of shares. Each 12b-1 Plan also requires a Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% (the Tax-Exempt Fund and the Insured Fund) or 0.65% (the Intermediate Fund) of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund) annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold a Fund's shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. Each Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of a Fund's shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. Each Fund represents the entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of a Fund and of any other series of the Trust that may be in existence from time to time, generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX
DESCRIPTION OF BOND RATINGS
S&P
AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.


BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus (-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.


A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Numerical modifiers 1,2 and 3 are applied in each generic rating classification from Aa to B. The modifier 1 indicates higher range of a generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates lower range of a generic category.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621


Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621


Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245


Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:




Printed in U.S.A.



March 30, 1998


COLONIAL TAX-EXEMPT FUND

COLONIAL TAX-EXEMPT INSURED FUND

COLONIAL INTERMEDIATE TAX-EXEMPT FUND

PROSPECTUS

Colonial Tax-Exempt Fund (the Tax-Exempt Fund) and Colonial Tax-Exempt Insured Fund (the Insured Fund) each seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds (the Tax-Exempt Fund) and insured municipal bonds (the Insured Fund). Colonial Intermediate Tax-Exempt Fund (the Intermediate Fund) seeks as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment grade, intermediate-term municipal bonds.


For more detailed information about the Funds, call the Adviser at 1-800-426-3750 for the March 30, 1998 Statement of Additional Information.


                      ----------------    -----------------
                      NOT FDIC-INSURED    MAY LOSE VALUE
                                          NO BANK GUARANTEE
                      ----------------    -----------------

Liberty Financial Investments, Inc.
Please send your completed application to:

Colonial Investors Service Center, Inc. (CISC)
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint  Tenant  w/rights  of  survivorship:  Print all  names,  the Social
                                              Security # for the first person,
                                              and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner (JTWROS)

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                                                            $1,000,000)

Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Electronic Funds Transfer Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, The Colonial Group, Inc. and its affiliates and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
Dividends and capital gains must be reinvested.
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month unless the 10th falls on a non-business day or the first day of the week. If this occurs, the process date will be the previous business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (month, day, if indicating EFT).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (month, day, if indicating EFT).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal options
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial Investor Service Center, Inc. (CISC) and the fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by CISC to have been authorized.

Bank Information (For Sections A and B above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial, Newport or Stein Roe Advisor fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have received and carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial, Newport or Stein Roe Advisor fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial, Newport or Stein Roe Advisor accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial, Newport or Stein Roe Advisor fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial, Newport or Stein Roe Advisor fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for CISC to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. (CISC) Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize CISC to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial, Newport or Stein Roe Advisor fund. CISC and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and CISC may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial, Newport or Stein Roe Advisor funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial, Newport or Stein Roe Advisor fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial, Newport or Stein Roe Advisor funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm. If making changes to the services on an account that has been in existence for more than 30 days, please have your clients signature guaranteed.

This application is submitted in accordance with our selling agreement with Liberty Financial Investments, Inc. (LFII), the Fund's prospectus, and this application. We will notify LFII of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- CISC can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by CISC without prior notice if any check is not paid upon presentation. CISC has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by CISC by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. (CISC) to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of CISC, LFII, hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.



Liberty Financial Investments, Inc., Distributor              SH-809E-0298
[Colonial Flag Logo]
Colonial
Mutual Funds

Checkwriting Signature Card
(Class A Shares Only)

Signature Card for the Bank of Boston ("Bank").

-----------------------------------------------
Name of Fund

-----------------------------------------------
Fund account number

Indicate the number of signatures required

-----------------------------------------------

Account Name:

You must sign below exactly as your account is registered.

X
-----------------------------------------------
Signature

X
-----------------------------------------------
Signature

By signing this card, you are subject to the conditions printed on the reverse side. If adding this privilege to an existing account, your signatures must be guaranteed.

Checkwriting Privilege

By electing the checkwriting privilege and signing the signature card, I acknowledge that I am subject to the rules and regulations of the Bank of Boston ("Bank") as currently existing and as they may be amended from time to time. I designate the Bank as my representative to present checks drawn on my Fund account to the Fund or its Agent and deposit the proceeds in this checking account. I understand that the shares for which share certificates have been issued or requested cannot be redeemed in this manner.

If the account is registered in joint tenancy, all persons must sign this card, and each person guarantees the genuineness of all other parties' signatures. I understand that if only one person signs a check, that all other tenants have authorized that signature.

Minimum and Maximum
I understand that checks may not be in amounts less than $500 nor more than $100,000, and that the Fund reserves the right to change these limits in its sole discretion. I agree that neither the Fund nor its Agent is responsible for any loss, expense, or cost arising from these redemptions. Also, if I have recently made additional investments, I understand that redemption proceeds will not be available until the check used to purchase the investment (including a certified or cashier's check) has been cleared by the bank on which it is drawn, which could take up to 15 days or more.

D-999D-0797


                                COLONIAL TRUST IV

                              Cross Reference Sheet

                       Colonial High Yield Municipal Fund


Item Number of Form N-1A          Location or Caption in Prospectus
------------------------          ---------------------------------

Part A
------

     1.                           Cover Page

     2.                           Summary of Expenses

     3.                           The Fund's Financial History

     4. The Fund's Investment Objective; Organization and History; How the Fund Pursues its Objective and Certain Risk Factors

     5.                           Cover Page; How the Fund is Managed;
                                  Organization and History; The Fund's
                                  Investment Objective; Back Cover

     6.                           Organization and History; Distributions and
                                  Taxes; How to Buy Shares

     7. Cover Page; Summary of Expenses; How to Buy Shares; How the Fund Values its Shares; 12b-1 Plan; Back Cover

     8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

     9.                           Not Applicable

March 30, 1998                                                  HM-01/858E-0298

COLONIAL HIGH YIELD MUNICIPAL FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal and dividend fluctuation. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial High Yield Municipal Fund (Fund), a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

The Fund is managed by the Adviser, an investment adviser since 1931.

The Fund may invest in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.

More detailed information about the Fund is in the March 30, 1998; Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                                   Page
Summary of Expenses                                         2
The Fund's Financial History                                3
The Fund's Investment Objective                             5
How the Fund Pursues its Objective and
 Certain Risk Factors                                       5
How the Fund Measures its Performance                       7
How the Fund is Managed                                     8
How the Fund Values its Shares                              8
Distributions and Taxes                                     8
How to Buy Shares                                           9
How to Sell Shares                                         11
How to Exchange Shares                                     11
Telephone Transactions                                     12
12b-1 Plan                                                 12
Organization and History                                   12
Appendix                                                   13


-----------------------------           ------------------------------

      NOT FDIC-INSURED                         MAY LOSE VALUE
                                              NO BANK GUARANTEE

-----------------------------           ------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                              Class A     Class B     Class C
Maximum Initial Sales Charge Imposed on
 a Purchase (as a % of offering price)(3)      4.75%       0.00%(4)    0.00%(4)
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)(3)                1.00%(5)    5.00%       1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)   Does not apply to reinvested distributions.
(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Annual Operating Expenses (as a % of average net assets)

                                   Class A          Class B          Class C
Management fee                      0.56%            0.56%            0.56%
12b-1 fees                          0.25             1.00             0.85(6)
Other expenses                      0.30             0.30             0.30(7)
                                    ----             ----            -------
Total operating expenses            1.11%            1.86%            1.71%
                                    ====             ====             ====


(6) The Distributor has voluntarily agreed to waive 0.15% of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% annually. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plan." Absent such fee waiver, the "12b-1 fees" would have been 1.00% and the "Total operating expenses" would have been 1.86%.
(7) "Other expenses" are estimated based on the annual operating expenses of the Class A and Class B shares.

Example

The following example shows the cumulative transaction and operating expenses attributable to a $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The expense numbers used in the Example assume the Class C 12b-1 fee waiver described above remains in effect for all periods. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance, both of which will vary:

               Class A            Class B                    Class C
Period

                                 (8)           (9)          (8)          (9)
1 year          $ 58        $ 69          $ 19         $ 27          $ 17
3 years           81          88            58           54(10)        54
5 years          106         121           101           93            93
10 years         176         198(11)       198(11)      202           202




 (8)  Assumes redemption at period end.

 (9)  Assumes no redemption.

(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

(11) Class B shares automatically convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The Fund adopted its current investment objective on May 31, 1995. The data presented for periods prior to May 31, 1995 represent operations under earlier investment objectives and policies.


                                                                     Class A
                                                               Year ended November 30
                                         -----------------------------------------------------------
                                                1997             1996            1995        1994(a)
                                             -------          -------         -------        -------
Net asset value - Beginning
 of period                                   $10.160          $10.230          $9.330         $9.800
                                             -------          -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.592            0.624           0.656          0.188
Net realized and unrealized gain (loss)        0.188           (0.051)          0.912         (0.496)
                                              ------          -------          ------        -------
      Total from Investment                    0.780            0.573           1.568         (0.308)
                                              ------           ------          ------        -------
Operations
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                    (0.594)          (0.643)         (0.668)        (0.162)
                                             -------          -------         -------        -------
In excess of net investment income            (0.006)              --              --             --
                                             -------          -------         -------        -------
 Total Distributions Declared to              (0.600)           0.643          (0.668)        (0.162)
                                             -------           ------         -------        -------
Shareholders
Net asset value - End of period              $10.340          $10.160         $10.230         $9.330
                                             -------          -------         -------        -------
Total return (b)                               7.95%            5.86%          17.28%        (3.15)% (c)
                                             -------          -------         -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                       1.11% (d)        1.10% (d)       1.17% (d)      1.15% (e)
Net investment income                          5.83% (d)        6.19% (d)       6.67% (d)      7.19% (e)
Portfolio turnover                               23%               8%             26%            25%
Net assets at end of period (000)            $52,847          $37,420         $17,997         $6,027


------------------------------------

(a) Class A shares were initially offered on September 1, 1994. Per share amounts reflect activity from that date.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.

(c) Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(e) Annualized.

                                                                                                                        Class C
                                                                      Class B                                      Period ended
                                                                Year ended November 30                              November 30
                                       ----------------------------------------------------------------------   ------------------
                                          1997         1996         1995         1994       1993     1992(a)         1997(b)
                                       -------      -------      -------      -------    -------     -------        -------
Net asset value - Beginning
 of period                             $10.160      $10.230       $9.330      $10.320    $10.070    $10.000         $10.320
                                       -------      -------      -------      -------    -------     ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.516        0.548        0.583        0.605      0.609      0.338 (c)       0.176
Net realized and unrealized
   gain (loss)                           0.188       (0.051)       0.912       (1.016)     0.277      0.041           0.018 (d)
                                        ------      -------       ------      -------     ------     ------          ------
      Total from Investment              0.704        0.497        1.495       (0.411)     0.886      0.379           0.194
                                        ------       ------       ------      -------     ------     ------           -----
Operations
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income              (0.518)      (0.567)      (0.595)      (0.579)    (0.636)    (0.309)         (0.174)
                                       -------      -------      -------      -------    -------    -------
In excess of net investment income      (0.006)          --           --           --         --         --              --
                                       -------           --           --           --         --         --              --
 Total Distributions Declared to        (0.524)      (0.567)      (0.595)      (0.579)    (0.636)    (0.309)         (0.174)
                                       -------      -------      -------      -------    -------    -------         -------
Shareholders
Net asset value - End of period        $10.340      $10.160      $10.230       $9.330    $10.320    $10.070         $10.340
                                       -------      -------      -------      -------    -------    -------         -------
Total return (e)                         7.15%        5.07%       16.42%      (4.10)%      9.00%      3.80% (f) (g)   1.90% (f)
                                       -------      -------      -------      -------    -------    -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.86% (h)    1.85% (h)    1.92% (h)    1.90%      1.94%      2.00% (i)       1.72% (h) (i)
Fees waived by the Adviser                  --           --           --           --         --      0.01% (i)          --
Net investment income                    5.08% (h)    5.44% (h)    5.92% (h)    6.44%      5.95%      6.83% (i)       5.14% (h) (i)
Portfolio turnover                         23%           8%          26%          25%        31%        13% (i)         23%
Net assets at end of period (000)     $142,287     $145,200     $137,893     $113,549   $120,523    $63,390            $341

------------------------------------

(a) The Fund commenced investment operations on June 8, 1992.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.000.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i) Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund has a fundamental policy of investing at least 80% of its total assets in tax-exempt securities (securities of any maturity that, in the opinion of issuer's counsel, are exempt from ordinary federal income tax). Under normal market conditions, the Fund invests primarily in securities rated BBB through C by Standard & Poor's Corporation (S&P), Baa through D by Moody's Investors Service, Inc. (Moody's), comparably rated by another national rating service or unrated but considered by the Adviser to be of similar quality.


     The Fund may invest any or all of its assets in higher quality tax-exempt securities when the difference in returns between quality classifications is very narrow or when the Adviser expects increased volatility in interest rates. This may reduce the Fund's current income. The yield differential between higher and lower quality securities has declined substantially since 1996, permitting little additional yield benefit to investing in lower quality tax-exempt bonds. As a result, in recent years, the Adviser has caused the Fund to invest in higher quality tax-exempt bonds. As of November 30, 1997, approximately 68% of the Fund's assets was invested in securities rated BBB or below by S&P, Baa or below by Moody's or comparably rated by another national rating service or unrated but considered by the Adviser to be of similar quality. In addition to that 68%, 3% were rated lower grade at the time of purchase and have been since upgraded.


The Fund intends to hold short-term tax-exempt securities to meet its operating needs, but when such securities are not available, or are only available on a "when-issued" basis, the Fund may invest up to 20% of its total assets in high quality taxable money market instruments. In periods of unusual market conditions, for temporary defensive purposes, the Fund may invest more than 20% of its total assets in taxable securities.

Three common types of tax-exempt bonds are general obligation bonds (GOs), revenue bonds (RBs) and industrial revenue bonds (IRBs). GOs are payable from the issuer's unrestricted revenues and may depend on appropriation by the applicable legislative body. RBs are payable only from a specified revenue source, not the unrestricted revenues of the issuer. An IRB generally is payable only from the revenues of the corporate user of a facility and consequently its credit rating relates to that of the corporate user. While the Fund may invest more than 25% of its total assets in IRBs, it limits its investments in IRBs which are based on the credit of private entities in any one industry to 25% or less. The Fund may invest in a relatively high percentage of tax-exempt securities issued by entities with similar characteristics (i.e., location or revenue source), possibly making the Fund more susceptible to economic, political or regulatory occurrences.

The value of debt securities (and therefore of Fund shares) usually fluctuates inversely to changes in interest rates. Many bonds have call features that require the Fund to tender the bond back to the issuer at the issuer's request. If a bond is called, the Fund may be able to invest the proceeds only at lower yields.


The Fund may invest without limit in securities the income from which is subject to the individual alternative minimum tax; therefore, while the Fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion of or all the income of the Fund may be included in determining a shareholder's federal alternative minimum tax. Social security benefits may be taxed as a result of receiving tax-exempt income.

Certain Investment Techniques And Risk Factors

Lower Rated Debt Securities. The Fund invests in lower rated debt securities (commonly referred to as junk bonds) which are not considered to be investment grade (that is, they are rated below BBB by S&P or below Baa by Moody's, comparably rated by another national rating service or unrated but considered by the Adviser to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see "Appendix." Lower rated bonds are generally considered more speculative and likely to default than higher quality bonds. Because of the increased risk of default, lower rated debt securities generally have higher yields than higher quality debt securities. Regarding lower rated debt securities: (i) an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default as compared to debt securities of higher quality, (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities; (iii) the likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis and (iv) lower rated debt securities may be less sensitive to interest rate changes.




Composition of the Fund's portfolio at November 30, 1997, was:

                              Rated         Unrated

Investment grade              55.0%            8.0%
B-BB and equivalent            4.6%           29.7%
Below B                        0.0%            2.7%
                              ----            ----
   Total                      59.6%           40.4%
                              ====            ====




This composition does not necessarily reflect the current or future portfolio. The Fund is not required to sell a security when its rating is upgraded or downgraded.


Inverse Floating Rate Obligations. The Fund may invest in inverse floating rate obligations representing interests in tax-exempt bonds. These securities carry interest rates that vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage. Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest which may lead to greater fluctuation in the value of Fund's shares.

Asset-Backed Securities. The Fund may invest in asset-backed securities which are interests in pools of debt securities. Principal and interest payments on the underlying debt are passed through to the holders of the asset-backed securities. A pool may issue more than one class of asset-backed securities, representing different rights to receive principal and/or interest. Principal on the asset-backed securities may be prepaid if the underlying debt securities are prepaid. As a result, these securities may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.


Zero Coupon Securities. The Fund may invest in zero coupon securities which are debt securities which do not pay interest in cash on a current basis, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.




Temporary/Defensive Investments. The Fund may invest temporarily available cash in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills and repurchase agreements. Under unusual market conditions the Fund may invest any or all of its assets in such instruments and U.S. government securities. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. While there is no limit on the Fund's investment in repurchase agreements, not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days.


"When-Issued" and "Delayed Delivery" Securities. The Fund may without limit acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts involve the additional risk that the value of the underlying security changes prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold.


Options and Futures. The Fund may write covered call and put options on securities held in its portfolio and purchase call and put options on debt securities. A call option gives the purchaser the right to buy a security from, and a put option the right to sell a security to, the option writer at a specified price, on or before a specified date. The Fund will pay a premium when purchasing an option, which reduces the Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. The Fund will receive a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. So long as the Fund is the writer of a call option it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements at securities exchange). So long as the Fund is a writer of a put option it will hold cash or marketable securities within a value equal to the price to be paid if the option is exercised. If the Fund is unable to close out an unexpired option, the Fund must continue to hold the underlying security until the option expires. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices. The Fund may buy or write options that are not traded on national securities exchanges and not protected by the Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and the Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid securities will not exceed 10% of the Fund's total assets.


For hedging purposes the Fund may purchase or sell (1) interest rate and tax-exempt bond index futures contracts, and (2) put and call options on such contracts. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures contracts call for delivery (or acceptance) of the specified instrument, futures contracts are usually closed out before the settlement date through the offsetting purchase (sale) of a comparable contract. If the initial sale price of the future exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a loss (or a gain). Options on futures contracts operate in a similar manner to options on securities, except that the position assumed is in futures contracts rather than in the securities. The Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities or index, (2) significant price movement in one but not the other market because of different trading hours and (3) the possible absence of a liquid secondary market at any point in time. Also, if the Adviser's interest rate expectations are incorrect, the Fund may be worse off than if it had not hedged.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets.

Short-Term Trading. Each Fund may trade portfolio securities for short-term profits to take advantage of price differentials.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities.
Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average total returns are calculated in accordance with the Securities and Exchange Commission's formula, and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charge.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that

Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.56% of the Fund's average daily net assets for fiscal year 1997.




Maureen G. Newman, Vice President of the Adviser, has managed the Fund since December 1997. Ms. Newman has managed various other Colonial tax-exempt funds since May 1996. Prior to joining the Adviser, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 until May 1996.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.13% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close (normally 4:00 p.m. Eastern time) of regular trading on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Fund generally declares distributions daily and pays them monthly. Distributions are invested in additional shares of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders, but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information. Whether you receive capital gains or other taxable distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Although the Fund's distribution of interest from tax-exempt bonds will not be subject to regular federal income tax, a portion or all of such interest may be included in computing a shareholder's federal alternative minimum tax liability. In addition, shareholders will generally be subject to state and local income taxes on distributions they receive from the Fund. Furthermore, capital gains distributions by the Fund will generally be subject to federal, state and local income taxes. The Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Social security benefits may be taxed as a result of receiving tax-exempt income. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                  Initial Sales Charge
                            -------------------------------
                                                  Retained
                                                     by
                                                  Financial
                                                   Service
                                  as % of            Firm
                            ---------------------   as % of
                              Amount    Offering   Offering
Amounted Purchased           Invested    Price      Price

Less than $50,000             4.99%      4.75%      4.25%
$50,000 to less than
  $100,000                    4.71%      4.50%      4.00%
$100,00 to less than
   $250,000                   3.63%      3.50%      3.00%
$250,000 to less than
  $500,000                    2.56%      2.50%      2.00%
$500,000 to less than
  $1,000,000                  2.04%      2.00%      1.75%
$1,000,000 or more            0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                             Commission

First $3,000,000                                1.00%
Next  $2,000,000                                0.50%
Over  $5,000,000                                0.25%(1)

(1)   Paid over 12 months but only to the extent shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by the investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares representing such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

          Years               Contingent Deferred
      After Purchase              Sales Charge

           0-1                       5.00%
           1-2                       4.00%
           2-3                       3.00%
           3-4                       3.00%
           4-5                       2.00%
           5-6                       1.00%
       More than 6                   0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.

The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption on which a contingent deferred sales charge is made, generally older shares will be redeemed first. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of

$250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts see "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from your financial service firm, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.


Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge previously was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which, exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by telephone and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent telephone transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-345-6611

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:


Printed in U.S.A.


March 30, 1998

COLONIAL HIGH YIELD
MUNICIPAL FUND

PROSPECTUS


Colonial High Yield Municipal Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the March 30, 1998 Statement of Additional Information.



-----------------------------     ---------------------------

      NOT FDIC-INSURED                 MAY LOSE VALUE
                                     NO BANK GUARANTEE

-----------------------------     ---------------------------







                                COLONIAL TRUST IV

                              Cross Reference Sheet

                             Colonial Utilities Fund


Item Number of Form N-1A          Location or Caption in Prospectus
------------------------          ---------------------------------

Part A
------

     1.                           Cover Page

     2.                           Summary of Expenses

     3.                           The Fund's Financial History

     4. The Fund's Investment Objective; Organization and History; How the Fund Pursues its Objective and Certain Risk Factors

     5.                           Cover Page; How the Fund is Managed;
                                  Organization and History; The Fund's
                                  Investment Objective, Back Cover

     6.                           Organization and History; Distributions and
                                  Taxes; How to Buy Shares

     7. Cover Page; Summary of Expenses; How to Buy Shares; How the Fund Values its Shares; 12b-1 Plan; Back Cover

     8. Summary of Expenses; How to Sell Shares; How to Exchange Shares; Telephone Transactions

     9.                           Not Applicable

March 30, 1998


COLONIAL
UTILITIES
FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Utilities Fund (Fund), a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks current income and long-term growth.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the March 30, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                              Page
Summary of Expenses                                      2
The Fund's Financial History                             3
The Fund's Investment Objective                          5
How the Fund Pursues its Objective and
    Certain Risk Factors                                 5

How the Fund Measures its Performance                    7
How the Fund is Managed                                  7
How the Fund Values its Shares                           8
Distributions and Taxes                                  8
How to Buy Shares                                        8
How to Sell Shares                                      10
How to Exchange Shares                                  11
Telephone Transactions                                  12
12b-1 Plan                                              12
Organization and History                                12


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)


                                                                                    Class A      Class B      Class C

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)    4.75%        0.00%(4)     0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)              1.00%(5)     5.00%        1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3) Does not apply to reinvested distributions.
(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."


Annual Operating Expenses (as a % of average net assets)

                             Class A     Class B     Class C

Management fee               0.65%       0.65%       0.65%
12b-1 fees                   0.25        1.00        1.00
Other expenses               0.32        0.32        0.32(6)
                             ----        ----        ----
Total operating expenses     1.22%       1.97%       1.97%
                             ====        ====        ====

(6) "Other expenses" are estimated based on the annual operating expenses of Class A and Class B shares.


Example


The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

Period:    Class A         Class B                  Class C
                       (7)          (8)          (7)      (8)
1 year     $  59    $  20        $  70        $  20    $  30
3 years       84       62           92           62       62(9)
5 years      111      106          126          106      106
10 years     188      210(10)      210(10)      230      230

(7)  Assumes no redemption.
(8)  Assumes redemption.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY


The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights have been restated for periods prior to 1992 to reflect the 4:1 share split which occurred on February 10, 1992. The Fund adopted the objectives of seeking current income and, to the extent consistent with the objective, growth of income and long-term capital appreciation on March 4, 1992. On February 28, 1995, the wording of the Fund's objective was modified to "seeks primarily current income and secondarily long-term growth" and adopted its current objective on August 1, 1997. The data presented below for periods prior to March 4, 1992, does not necessarily reflect results that would have been achieved had the Fund's current objective and policies then been in effect.


                                                                                    Class A
                                                   ----------------------------------------------------------------------------
                                                                              Year ended November 30
                                                   ----------------------------------------------------------------------------
                                                     1997          1996          1995          1994       1993       1992
                                                     ----          ----          ----          ----       ----       ----
Net asset value - Beginning of period              $15.210       $14.370       $11.720       $13.600    $12.960    $11.440
                                                   -------       -------       -------       -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.599         0.612         0.640         0.681      0.713      0.741
Net realized and unrealized gain (loss)              2.852         0.831         2.659        (1.896)     0.616      1.517
                                                   -------       -------       -------       -------    -------    -------
    Total from Investment Operations                 3.451         1.443         3.299        (1.215)     1.329      2.258
                                                   -------       -------       -------       -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.601)       (0.603)       (0.649)       (0.665)    (0.689)    (0.727)
From net realized gains                                 --            --            --            --         --         --
From capital paid in                                    --            --            --            --         --     (0.011) (b)
   Total Distributions Declared to Shareholders     (0.601)       (0.603)       (0.649)       (0.665)    (0.689)    (0.738)
                                                   -------       -------       -------       -------    -------    -------
Net asset value - End of period                    $18.060       $15.210       $14.370       $11.720    $13.600    $12.960
                                                   =======       =======       =======       =======    =======    =======
Total return (c)                                    23.26%        10.27%        28.90%       (9.04)%     10.20%     20.21%
                                                   -------       -------       -------       -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                             1.22% (d)     1.20% (d)     1.21% (d)     1.23%      1.19%      1.16%
Net investment income                                3.76% (d)     4.16% (d)     5.00% (d)     5.49%      4.92%      5.52%
Portfolio turnover                                      7%            8%            7%           16%         6%        35%
Average commission rate (e)                        $0.0442       $0.0484            --            --         --         --
Net assets at end of period (in millions)             $327          $348          $400          $373       $503       $232


                                                                       Class A
                                                   --------------------------------------------
                                                               Year ended November 30
                                                   --------------------------------------------
                                                   1991(a)        1990(a)    1989(a)    1988(a)
                                                   -------        -------    -------    -------
Net asset value - Beginning of period              $10.090        $11.600    $10.710    $10.300
                                                   -------        -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.917          0.930      0.939      0.851
Net realized and unrealized gain (loss)              1.377         (1.472)     0.927      0.529
                                                   -------        -------    -------    -------
    Total from Investment Operations                 2.294         (0.542)     1.866      1.380
                                                   -------        -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.941)        (0.968)    (0.932)    (0.850)
From net realized gains                                 --             --     (0.044)    (0.120)
From capital paid in                                (0.003) (b)        --         --         --
   Total Distributions Declared to Shareholders     (0.944)        (0.968)    (0.976)    (0.970)
                                                   -------        -------    -------    -------
Net asset value - End of period                    $11.440        $10.090    $11.600    $10.710
                                                   =======        =======    =======    =======
Total return (c)                                    23.56%        (4.74)%     17.94%     13.75%
                                                   -------        -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                             1.11%          1.17%      1.12%      1.15%
Net investment income                                8.50%          8.69%      8.10%      7.94%
Portfolio turnover                                      1%             2%        24%        11%
Average commission rate (e)                             --             --         --         --
Net assets at end of period (in millions)             $135           $162       $141       $183


(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) The return of capital is for book purposes only and is a result of book-tax differences arising from the merger of Colonial Utilities Fund (formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash Trust II in a prior year. The 1992 amount represents a reclassification, for book purposes only, relating to that merger.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                                   Class B
                                                 ---------------------------------------------------------------------------

                                                                            Year ended November 30
                                                 ---------------------------------------------------------------------------
                                                  1997          1996          1995          1994       1993      1992(a)
                                                  ----          ----          ----          ----       ----      -------
Net asset value - Beginning of period            $15.210       $14.370       $11.720       $13.600    $12.960    $12.310
                                                 -------       -------       -------       -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.481         0.502         0.544         0.587      0.612      0.296
Net realized and unrealized gain (loss)            2.852         0.831         2.659        (1.896)     0.616      0.691
                                                 -------       -------       -------       -------    -------    -------
    Total from Investment Operations               3.333         1.333         3.203        (1.309)     1.228      0.987
                                                 -------       -------       -------       -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                        (0.483)       (0.493)       (0.553)       (0.571)    (0.588)    (0.337)
                                                 -------       -------       -------       -------    -------    -------
Net asset value - End of period                  $18.060       $15.210       $14.370       $11.720    $13.600    $12.960
                                                 =======       =======       =======       =======    =======    =======
Total return (d)                                  22.36%         9.45%        27.96%       (9.73)%      9.42%      6.06% (e)
                                                 -------       -------       -------       -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                           1.97% (f)     1.95% (f)     1.96% (f)     1.98%      1.94%      1.91% (g)
Net investment income                              3.01% (f)     3.41% (f)     4.25% (f)     4.74%      4.17%      4.77% (g)
Portfolio turnover                                    7%            8%            7%           16%         6%        35%
Average commission rate (h)                      $0.0442       $0.0484            --            --         --         --
Net assets at end of period (in millions)           $684          $729          $821          $744       $971       $156


                                                   Class C
                                                 ------------
                                                 Period ended
                                                 November 30
                                                 ------------
                                                    1997(b)
                                                    -------
Net asset value - Beginning of period               $16.260
                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.166
Net realized and unrealized gain (loss)               1.794 (c)
                                                    -------
    Total from Investment Operations                  1.960
                                                    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.160)
                                                    -------
Net asset value - End of period                     $18.060
                                                    =======
Total return (d)                                     12.12% (e)
                                                    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                              1.97% (g)
Net investment income                                 2.96% (g)
Portfolio turnover                                       7%
Average commission rate (h)                         $0.0442
Net assets at end of period (in millions)                $1


(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further performance information is contained in the Fund's 1997 Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and long-term growth.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing primarily in common and preferred equity securities of companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services, companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, cellular, wireless or other communications media and companies primarily engaged in public broadcasting, print media and cable television (Utility Companies). The value of the Fund's shares will be more closely tied to factors affecting Utility Companies, and may be more volatile, than for a fund investing in a wider variety of industries.

The Fund may invest up to 20% of its total assets in equity securities of foreign Utility Companies and up to 20% of its total assets in equity securities of non-Utility Companies.

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock and sponsored and unsponsored American Depositary Receipts (ADRs)(receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities).

Utility Companies. The values of securities issued by Utility Companies (and therefore the value of Fund shares) are especially affected by changes in prevailing interest rate levels (as interest rates increase, the values of securities issued by Utility Companies tend to decrease, and vice versa). The values of and dividends paid on such securities also are affected by general competitive and market forces in the utility industries (in general, Utility Companies are facing increased competition), changes in federal and state regulation, energy conservation efforts and other environmental concerns, changes in energy demand due to weather conditions and, particularly with respect to nuclear facilities, shortened economic life and repair and decommissioning costs. Utility Companies are facing a trend toward deregulation which (by replacing monopoly positions with competition) can adversely affect their profitability by driving down prices and profit margins. Moreover, unless specifically provided for by regulatory agreements in the move toward a competitive environment, certain electric Utility Companies may not be able to recover all of their investment, in contracts or plants producing power, at above-market rates. Additionally, domestic Utility Companies, either directly or through joint ventures with other firms, may make investments abroad. Such investments, whether for the construction of power plants or for controlling or minority interests in foreign utility firms, may subject the investing companies, and, in turn, the Fund's holdings of their securities, to risks associated with foreign investments.

When-Issued Securities. The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

Options. The Fund may write covered call options and purchase put options on stocks and stock indexes to hedge. A call option gives the purchaser the right to buy from the Fund, and a put option gives the Fund the right to sell to the seller of the put, a specified security at the exercise price at any time prior to the expiration of the contract. The Fund will receive a premium from writing a call option, which increases its return on the underlying security if the option expires or is closed out at a profit. Written calls may obligate the Fund to sell the underlying security at a below market price. The Fund will pay a premium for a put option, which will represent a loss to the Fund if the option expires unexercised. Both are exercisable at any time prior to expiration.

Foreign Investments. Investments in foreign securities and sponsored and unsponsored ADRs have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.


Emerging Markets. The Fund's foreign investments may consist of securities issued by companies located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures. No more than 15% of the Fund's assets will be invested in such securities.


Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, U.S. government securities and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid securities.


Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities.
Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted for Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider change in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent three-months' distributions, annualized, by the maximum offering price of that Class at the end of the three-month period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.65% of the Fund's average daily net assets for fiscal year 1997.


John E. Lennon serves as manager of the Fund. Mr. Lennon, Vice President of the Adviser, has managed or co-managed the Fund since 1984 and various other Colonial equity funds since 1982.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such brokers to the Adviser and its affiliates and may, in recognition of the research and brokerage services provided, pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.


The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees under Rule 17e-1 of the Investment Company Act of 1940.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.


The Fund generally declares distributions daily. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at the net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of the Fund's distributions for the prior year is sent to shareholders.


Distributions will qualify for the federal corporate dividends-received deduction only to the extent of aggregate qualifying dividends received by the Fund. Corporate shareholders must hold shares of the Fund for 46 days to be eligible for the deduction. The amount of dividends qualifying for the deduction will be reduced if a shareholder has indebtedness "directly attributable" to the shares owned. A corporate shareholder's distributions from the Fund are includable in its adjusted current earnings for purposes of computing the corporate alternative minimum tax (AMT) and may result in AMT liability.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a retirement account sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                           Initial Sales Charge
                                     -------------------------------
                                                            Retained
                                                               by
                                                           Financial
                                                            Service
                                           as % of          Firm as
                                     -------------------      % of
                                      Amount    Offering    Offering
Amount Purchased                     Invested     Price      Price
Less than $50,000                      4.99%      4.75%      4.25%
$50,000 to less than $100,000          4.71%      4.50%      4.00%
$100,000 to less than $250,000         3.63%      3.50%      3.00%
$250,000 to less than $500,000         2.56%      2.50%      2.00%
$500,000 to less than $1,000,000       2.04%      2.00%      1.75%
$1,000,000 or more                     0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                     Commission
First $3,000,000                       1.00%
Next $2,000,000                        0.50%
Over $5,000,000                        0.25% (1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge, payable to the

Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

         Years                Contingent Deferred
     After Purchase              Sales Charge
          0-1                        5.00%
          1-2                        4.00%
          2-3                        3.00%
          3-4                        3.00%
          4-5                        2.00%
          5-6                        1.00%
      More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.


The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption on which a contingent deferred sales charge is payable is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B and Class C shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about the services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES


Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.


Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.


General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.


Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or eliminated upon 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by telephone and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses related to unauthorized or fraudulent telephone transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN


Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund represents an entire interest in a separate portfolio of the Trust.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor

Liberty Financial Investments, Inc.

One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.


March 30, 1998


COLONIAL
UTILITIES
FUND

PROSPECTUS

Colonial Utilities Fund seeks current income and long-term growth.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the March 30, 1998 Statement of Additional Information.


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

                  COLONIAL HIGH YIELD SECURITIES FUND
                         COLONIAL INCOME FUND
                    COLONIAL STRATEGIC INCOME FUND
                   COLONIAL TAX-MANAGED GROWTH FUND
                       COLONIAL GOVERNMENT MONEY
                              MARKET FUND
                      COLONIAL INTERMEDIATE U.S.
                            GOVERNMENT FUND
                     COLONIAL SHORT DURATION U.S.
                            GOVERNMENT FUND
                    COLONIAL NEWPORT TIGER CUB FUND
                      NEWPORT GREATER CHINA FUND
                   NEWPORT JAPAN OPPORTUNITIES FUND
                      COLONIAL SELECT VALUE FUND
                           THE COLONIAL FUND
                   COLONIAL FEDERAL SECURITIES FUND
                      COLONIAL GLOBAL EQUITY FUND
                 COLONIAL INTERNATIONAL HORIZONS FUND
                   COLONIAL STRATEGIC BALANCED FUND
                    COLONIAL GLOBAL UTILITIES FUND
                        COLONIAL UTILITIES FUND
                        COLONIAL INTERNATIONAL
                            FUND FOR GROWTH
                       COLONIAL U.S. STOCK FUND
                     COLONIAL SMALL CAP VALUE FUND
                      COLONIAL NEWPORT TIGER FUND

                      Supplement to Prospectuses

During the period January 2, 1998 through April 15, 1998 (Sales Period), unless extended by Liberty Financial Investments, Inc. (Distributor), the Distributor will pay to A.G. Edwards & Sons, Inc. (A.G. Edwards) additional commissions on sales of Class A and Class B shares of the Funds listed above for investment in accounts in any Colonial self-directed or prototype IRA, SEP IRA, SARSEP, Roth IRA and SIMPLE IRA. The Distributor will pay to A.G. Edwards 100% of the applicable Class A sales charge and an additional commission equal to 0.50% of the net asset value of Class B shares sold during the Sales Period for investment in the retirement accounts referenced above.


IR-43/698E-0198                                       January 15, 1998

                                COLONIAL TRUST IV

                              Cross Reference Sheet

                            Colonial Tax-Exempt Fund

                        Colonial Tax-Exempt Insured Fund

                      Colonial Intermediate Tax-Exempt Fund


                                  Location or Caption in Statement of
Item Number of Form N-1A          Additional Information
------------------------          ----------------------

Part B
------

     10.                          Cover Page

     11.                          Table of Contents

     12.                          Not Applicable

     13. Investment Objectives and Policies of the Funds; Fundamental Investment Policies of the Funds; Other Investment Policies of the Funds; Miscellaneous Investment Practices; Portfolio Turnover

     14.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     15.                          Fund Charges and Expenses

     16.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     17.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     18.                          Shareholder Meetings

     19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase Programs/Investor Services; Programs for Reducing or Eliminating Sales Charges; How to Sell Shares; How to Exchange Shares

     20.                          Taxes

     21.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     22.                          Fund Charges and Expenses; Investment
                                  Performance; Performance Measures

     23.                          Independent Accountants

                            COLONIAL TAX-EXEMPT FUND
                        COLONIAL TAX-EXEMPT INSURED FUND
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND

                       Statement of Additional Information
                                 March 30, 1998



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund and Colonial Intermediate Tax-Exempt Fund (each a Fund and, collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated March 30, 1998. This SAI should be read together with the Prospectus and the Funds' most recent Annual Reports dated November 30, 1997. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS


Part 1                                                                   Page

Definitions
Investment Objectives and Policies
Fundamental Investment Policies
Other Investment Policies
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountants

Part 2

Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase Programs/Investor Services
Programs for Reducing or Eliminating Sales Charges
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Liability
Shareholder Meetings
Performance Measures
Appendix I
Appendix II



TE-16/971E-0398


                                       a

                                     Part 1

                            COLONIAL TAX-EXEMPT FUND
                        COLONIAL TAX-EXEMPT INSURED FUND
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                       Statement of Additional Information

                                 March 30, 1998


DEFINITIONS

"Trust"                         Colonial Trust IV
"Fund" or "Tax-Exempt Fund"     Colonial Tax-Exempt Fund
"Fund" or "Insured Fund"        Colonial Tax-Exempt Insured Fund
"Fund" or "Intermediate Fund"   Colonial Intermediate Tax-Exempt Fund
"Adviser"                       Colonial Management Associates, Inc., the Funds'
                                  investment adviser
"LFII"                          Liberty Financial Investments, Inc., the Funds'
                                  distributor
"CISC"                          Colonial Investors Service Center, Inc., the
                                  Funds' investor services and transfer agent


INVESTMENT OBJECTIVES AND POLICIES

The Prospectus describes the Funds' investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


           Short-Term Trading
           Zero Coupon Securities
           Lower Rated Bonds(Tax-Exempt Fund)
           Forward Commitments
           Repurchase Agreements
           Options on Securities
           Futures Contracts and Related Options
           Inverse Floating Obligations
           Pay-In-Kind (PIK) Securities
           Participation Interests
           Stand-by Commitments


Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess of deficiency occurs as a result of such investment. For the purpose of the Investment Company Act of 1940 (Act) diversification requirement, an issuer is the entity whose revenues support the security.

Each Fund may:

1. Issue senior securities only through borrowing from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

2. Invest up to 5% of its net assets in real estate as a result of owning securities (i.e., foreclosing and collateral);

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

                                       b

5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

6. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer;

7. And will, under normal circumstances, invest at least 80% of its total assets in tax-exempt bonds;

In addition to the above listed fundamental investment policies, the Tax-Exempt Fund and the Insured Fund also may:

8. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

9.   Invest up to 10% of net assets in illiquid assets.


OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and


In addition to the above listed non-fundamental investment policies, the Intermediate Fund also may not:

3.   Invest more than 15% of its net assets in illiquid assets.


FUND CHARGES AND EXPENSES

Under the Tax-Exempt Fund's and the Insured Fund's Management Agreement, the Trust pays the Adviser a monthly fee based on the average daily net assets allocated among the Tax-Exempt Fund, Insured Fund and Colonial High Yield Municipal Fund at the following annual rates (subject to reductions that the Adviser may agree to periodically.):


                      Average Net Assets          Annual Fee Rate
                      ------------------          ---------------

                       First $1 billion                0.60%
                        Next $2 billion                0.55%
                        Next $1 billion                0.50%
                    Excess over $4 billion             0.45%

Effective July 1, 1995, the management fee applicable to the Tax-Exempt Fund was reduced by 0.05% annually on the average daily net assets of the Fund between $2 billion and $3 billion.

In addition, a further reduction to the management fee applicable to the Tax-Exempt Fund was made based on the following schedule:

                                                       Cumulative
                        Effective Date            Annualized Reduction
                        --------------            --------------------

                        January 1, 1996                 0.01%
                         April 1, 1996                  0.02%
                         July 1, 1996                   0.03%
                        October 1, 1996                 0.04%


Under the Intermediate Fund's Management Agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month at the annual rate of 0.55% (subject to reductions that the Adviser may agree to periodically).


                                       c

Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands)

                                                      Tax-Exempt Fund
                                                  Years ended November 30
                                                  -----------------------
                                                1997        1996       1995
                                                ----        ----       ----
Management fee                                $ 15,212   $17,385    $19,170
Bookkeeping fee                                    758       763        765
Shareholder service and transfer agent fee       4,747     5,532      5,668
12b-1 fees:
    Service fee (Classes A, B and C)(a)          7,576     8,365      8,770
    Distribution fee (Class B)                   2,984     3,317      3,436
    Distribution fee (Class C)                     (b)        --         --

                                                        Insured Fund
                                                  Years ended November 30
                                                  -----------------------
                                                1997        1996       1995
                                                ----        ----       ----
Management fee                                $ 1,294     $1,475     $1,544
Bookkeeping fee                                    91        103        108
Shareholder service and transfer agent fee        368        430        452
12b-1 fees:
  Service fee (Classes A, B and C)(a)             579        666        699
  Distribution fee (Class B)                      309        350        364
  Distribution fee (Class C)                      (b)         --         --

                                                     Intermediate Fund
                                                  Years ended November 30
                                                  -----------------------
                                                1997        1996       1995
                                                ----        ----       ----
Management fee                                  $ 123       $145       $157
Bookkeeping fee                                    27         27         27
Shareholder services and  transfer agent fee       37         42         50
12b-1 fees:
  Service fee (Classes A, B and C)(a)              44         53         56
  Distribution fee (Class B)                       75         89         95
  Distribution fee (Class C)                     (b)          --         --
Fees and expenses
  waived or  borne by the Adviser                (188)      (190)      (273)

(a)  Class C shares were first offered on August 1, 1997.

(b)  Rounds to less than one.


Brokerage Commissions (dollars in thousands)


                                Tax-Exempt Fund
                            Years ended November 30
                            -----------------------
                          1997       1996       1995
                          ----       ----       ----
Total Commissions         $155        $49       $73

                                  Insured Fund
                            Years ended November 30
                            -----------------------
                          1997       1996       1995
                          ----       ----       ----
Total commissions          $12        $2         $7

                                       d

                               Intermediate Fund
                            Years ended November 30
                            -----------------------
                          1997       1996       1995
                          ----       ----       ----
Total commissions         $484       $144       $689


Trustees and Trustees' Fees


For the fiscal year ended November 30, 1997 and the calendar year ended December 31, 1997, the Trustees received the following compensation for serving as Trustees (c):


                            Aggregate
                           Compensation            Aggregate                  Aggregate            Total Compensation From
                         From Tax-Exempt          Compensation              Compensation            Trust and Fund Complex
                           Fund For The        From Insured Fund     From Intermediate Fund For    Paid To The Trustees For
                        Fiscal Year Ended     For The Fiscal Year       The Fiscal Year Ended      The Calendar Year Ended
Trustee                 November 30, 1997   Ended November 30, 1997       November 30, 1997          December 31, 1997(d)
-------                 -----------------     ------------------          -----------------          --------------------
Robert J. Birnbaum            $12,271                $1,634                     $ 837                     $ 93,949
Tom Bleasdale                  13,858(e)              1,852(f)                    948(g)                   106,432(h)
Lora S. Collins                12,270                 1,632                       838                       93,949
James E. Grinnell              12,981(i)              1,732(j)                    884(k)                    94,698(l)
William  D. Ireland, Jr.       13,244                 1,765                       904                      101,445
Richard W. Lowry               12,368                 1,650                       843                       94,698
William E. Mayer               11,755                 1,566                       805                       89,949
James L. Moody, Jr.            12,880(m)              1,712(n)                    879(o)                    98,447(p)
John J. Neuhauser              12,402                 1,651                       845                       94,948
George L. Shinn                13,499                 1,801                       921                      103,443
Robert L. Sullivan             13,039                 1,738                       888                       99,945
Sinclair Weeks, Jr.            13,245                 1,767                       903                      101,445


(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.


(d) At December 31, 1997, the Colonial Funds complex consisted of 39 open-end and 5 closed-end management investment portfolios.

(e)  Includes $7,478 payable in later years as deferred compensation.

(f)  Includes $1,000 payable in later years as deferred compensation.

(g)  Includes $511 payable in later years as deferred compensation.

(h)  Includes $57,454 payable in later years as deferred compensation.

(i)  Includes $612 payable in later years as deferred compensation.

(j)  Includes $81 payable in later years as deferred compensation.

(k)  Includes $42 payable in later years as deferred compensation.

(l)  Includes $4,797 payable in later years as deferred compensation.

(m)  Includes $12,880 payable in later years as deferred compensation.

(n)  Includes $1,712 payable in later years as deferred compensation.

(o)  Includes $879 payable in later years as deferred compensation.

(p) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.


                                       e

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                            Total Compensation
                           From Liberty Funds For
                          The Calendar Year Ended
Trustee                   December 31, 1997 (q)
-------                   ---------------------
Robert J. Birnbaum               $26,800
James E. Grinnell                 26,800
Richard W. Lowry                  26,800


(q) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).


Ownership of the Fund

As of record on February 28, 1998, the officers and Trustees of the Trust owned less than 1% of the then outstanding shares of each of the Funds.


As of record on February 28, 1998, the following shareholders owned 5% or more of the named Fund's outstanding shares:


Class B shares of the Tax-Exempt Fund:


Merrill Lynch, Pierce, Fenner & Smith, Inc., For the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246, owned 6.92%.


Kieler Feed & Seed Co. account held by Susan Marchman, Cust. and Robert E. Lee Marc V, Uniform Transfer to Minors Act - NC, Rt.3, Box 581, Hillsborough, NC 27278 owned 17.22%.


Class C shares of the Tax-Exempt Fund:

Merrill Lynch, Pierce, Fenner & Smith, Inc., For the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246, owned 32.18%.

Marilyn M. Johnson, 1465 Country Club Drive, Burlington, WA 98233 owned 13.97%.

Colonial Management Associates, Inc., Attn. Phil Iudice, One Financial Center, 11th Floor, Boston, MA 02111-2621 owned 37.73%.


Class C shares of the Insured Fund:

Colonial Management Associates, Inc., Attn. Phil Iudice, One Financial Center, 11th Floor, Boston, MA 02111-2621 owned 100.00%.


Class A shares of the Intermediate Fund:

Merrill Lynch, Pierce, Fenner & Smith, Inc., For the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246, owned 9.22%.


Class B shares of the Intermediate Fund:

Merrill Lynch, Pierce, Fenner & Smith, Inc., Attn: Mutual Funds Operations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32216, owned 7.62%.


Class C shares of the Intermediate Fund:

Merrill Lynch, Pierce, Fenner & Smith, Inc., For the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. East 3rd Floor, Jacksonville, FL 32246, owned 32.02%.

Colonial Management Associates, Inc.,
Attn. Phil Iudice, One Financial Center, 11th Floor, Boston, MA 02111-2621 owned 33.21%.


As of record on February 28, 1998, there were the following number of recordholders of each Fund:


                     Class A Shares      Class B Shares     Class C Shares
Tax-Exempt Fund          62,973             10,158                5
Insured Fund              4,473                890                1
Intermediate Fund           290                293                3


Sales Charges (dollars in thousands)

                                       f

                                                             Tax-Exempt Fund
                                                              Class A Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----
Aggregate initial sales charges on Fund share sales     $1,180   $1,804   $2,093
Initial sales charges retained by LFII                     144      218      243

                                                               Insured Fund
                                                              Class A Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----
Aggregate initial sales charges on Fund share sales        $88     $150     $214
Initial sales charges retained by LFII                      11       19       27

                                                            Intermediate Fund
                                                              Class A Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----

Aggregate  initial  sales  charges on Fund share sales      $6      $14      $39
Initial sales charges retained by LFII                     (r)        1        6

(r)      Rounds to less than one.

                                                             Tax-Exempt Fund
                                                              Class B Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by LFII           $1,116   $1,201   $1,472

                                                               Insured Fund
                                                              Class B Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----

Aggregate CDSC on Fund redemptions retained by LFII       $126     $142     $161

                                                            Intermediate Fund
                                                              Class B Shares
                                                         Years ended November 30
                                                         -----------------------
                                                          1997     1996     1995
                                                          ----     ----     ----

Aggregate CDSC on Fund redemptions retained by LFII        $31      $36      $46


At November 30, 1997, no CDSCs had been collected by LFII on redemptions of Class C shares of each of the Tax-Exempt Fund, Insured Fund and Intermediate Fund.


12b-1 Plan, CDSCs and Conversion of Shares


Each Fund offers three classes of shares - Class A, Class B and Class C. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, each of the Tax-Exempt Fund and the Insured Fund pays LFII monthly a service fee at an annual rate of 0.25% of net assets attributed to each Class of shares and the Intermediate Fund pays LFII a monthly service fee at the annual rate of 0.20% of the net assets attributed to each Class of shares. Each Fund also pays LFII monthly a distribution fee at the annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% (the Tax-Exempt Fund), 0.45% (the Insured Fund) and 0.20% (the Intermediate Fund), annually. LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial


                                       g
service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may in some cases realize a profit from the fees.


The Plan authorizes any other payments by the Funds to LFII including its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase for the Tax-Exempt Fund and the Insured Fund and within four years after purchase for the Intermediate Fund. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on an amount which represents an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for the shares. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales-related expenses (dollars in thousands) of LFII relating to each Fund were:


                                                       Tax-Exempt Fund
                                                 Year ended November 30, 1997
                                                ------------------------------
                                                Class A      Class B    Class C
                                                Shares       Shares     Shares
                                                ------       ------     ------
Fees to FSFs                                    $6,403       $1,349       (s)
Cost of sales material relating to the Fund
  (including printing and mailing expenses)        181           50       (s)
Allocated travel, entertainment and other
  promotional expenses (including advertising)     149           41       (s)

                                                         Insured Fund
                                                 Year ended November 30, 1997
                                                ------------------------------
                                                Class A      Class B    Class C
                                                Shares       Shares     Shares
                                                ------       ------     ------
Fees to FSFs                                     $467         $133       $--
Cost of sales material relating to the Fund
  (including printing and mailing expenses)        15            6        --
Allocated travel, entertainment and other
  promotional expenses (including advertising)     12            4        --

                                                      Intermediate Fund
                                                 Year ended November 30, 1997
                                                ------------------------------
                                                Class A      Class B    Class C
                                                Shares       Shares     Shares
                                                ------       ------     ------
Fees to FSFs                                     $ 20           $28      $--
Cost of sales material relating to the Fund
  (including  printing and mailing expenses)       10             2       --
Allocated travel, entertainment and other
  promotional expenses (including advertising)      5             1       --

(s)      Rounds to less than one.


                                       h

INVESTMENT PERFORMANCE

The Funds' yields for the seven days ended November 30, 1997 were:


                                        Tax-Exempt Fund
                                       November 30, 1997
                                       -----------------
                             Class A        Class B          Class C
                             -------        -------          -------
    Yield                     5.03%          4.53%            4.68%
    Tax-equivalent Yield      8.33%          7.50%            7.75%

                                         Insured Fund
                                       November 30, 1997
                                       -----------------
                             Class A        Class B          Class C
                             -------        -------          -------
    Yield                     3.79%          3.22%            3.53%
    Tax-equivalent Yield      6.27%          5.33%            5.84%

                                       Intermediate Fund
                                       November 30, 1997
                                       -----------------
                             Class A        Class B          Class C
                             -------        -------          -------
    Yield                     4.17%          3.65%            4.07%
    Tax-equivalent Yield      6.90%          6.04%            6.74%
    Adjusted Yield            3.34%          2.79%            3.21%


Each Fund's Class A and Class B share average annual total returns at November 30, 1997 were:


                                       Tax-Exempt Fund
                                        Class A Shares
                                        --------------
                             1 year         5 years         10 years
                             ------         -------         --------
With sales charge of 4.75%   2.07%           5.36%           7.13%
Without sales charge         7.16%           6.39%           7.66%

                                        Insured Fund
                                       Class A Shares
                                       --------------
                             1 year         5 years         10 years
                             ------         -------         --------
With sales charge of 4.75%    1.56%          5.26%            7.14%
Without sales charge          6.63%          6.29%            7.66%

                                Intermediate Fund
                                 Class A Shares
                                 --------------
                                                      February 1, 1993
                                                      (commencement of
                                                    investment operations)
                                 1 Year           through November 30, 1997
                                 ------           -------------------------
With sales charge of 3.25%(t)     2.83%                     5.58%
Without sales charge(t)           6.29%                     6.30%


                                 Tax-Exempt Fund
                                 Class B Shares
                                 --------------
                                                           May 5, 1992
                                                         (commencement of
                                                       investment operations)
                        1 year          5 years       through November 30, 1997
                        ------          -------       -------------------------
With applicable CDSC     1.37%           5.28%           5.87% (1.00% CDSC)
                     (5.00% CDSC)    (2.00% CDSC)
Without CDSC             6.37%           5.60%                  6.01%


                                  Insured Fund
                                 Class B Shares
                                 --------------
                                                            May 5, 1992
                                                         (commencement of
                                                        investment operations)
                            1 year        5 years      through November 30, 1997
                            ------        -------      -------------------------
    With applicable CDSC     0.83%         5.18%           5.74%(1.00% CDSC)
                         (5.00% CDSC)   (2.00% CDSC)
    Without CDSC              5.83%        5.50%                 5.88%

                                Intermediate Fund
                                 Class B Shares
                                 --------------
                                                         February 1, 1993
                                                         (commencement of
                                                       investment operations)
                                    1 Year            through November 30, 1997
                                    ------            -------------------------
With applicable CDSC(t)       1.60% (4.00% CDSC)         5.62% (0.00% CDSC)
Without CDSC(t)                      5.60%                      5.62%


Each Fund's Class C share total returns at November 30, 1997 were:


                              Period August 1, 1997
                     (commencement of Investment operations)
                            through November 30, 1997
                            -------------------------
                     Tax-Exempt Fund        Insured Fund      Intermediate Fund
                  --------------------  --------------------  ------------------
With applicable
  CDSC(t)         (0.23)% (1.00% CDSC)  (0.31)% (1.00% CDSC)  0.29% (1.00% CDSC)
Without CDSC(t)           0.77%                0.68%                1.29%


(t) Performance results reflect any voluntary reimbursement by the Adviser or its affiliates of Fund expenses. Absent this reimbursement arrangement, performance results would have been lower.


Each Fund's Class A, Class B and Class C share distribution rates at November 28, 1997, which are based on the most recent month's distributions, annualized, and the maximum offering price at the end of the month were:


                        Class A Shares    Class B Shares     Class C Shares
Tax-Exempt Fund             5.25%             4.50%               4.66%
Insured Fund                4.59%             3.84%               4.14%
Intermediate Fund           4.81%             4.17%               4.62%


                                       j

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Funds' independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in each Fund's November 30, 1997 Annual Report are incorporated into this SAI by reference.


                                       k

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.


Short-Term Trading

In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds

Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated bonds;

2. the secondary market for lower rated bonds may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Adviser's credit analysis of lower rated bonds may have a greater impact on the fund's achievement of its investment objective and

4. lower rated bonds may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower rated bonds may not pay interest in cash on a current basis.


Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.


The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

Stripped Securities (Strips)

The fund may invest in stripped securities (e.g. zero coupon securities) which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.


Step Coupon Bonds (Steps)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to additional volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.


Pay-In-Kind (PIK) Securities

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

Securities Loans

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.


Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.


Mortgage Dollar Rolls

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements


The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Reverse Repurchase Agreements

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options


Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on interest rate and U.S.

Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.


Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.


Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


Participation Interests

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.



Stand-by Commitments

When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


Rule 144A Securities

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Adviser that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES


In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement modified pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act").


Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


Fund Distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Pursuant to the 1997 Act, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year). One rate (generally 28%) generally applies to net gains on capital assets held for more than one year but not more than 18 months (28% rate gains) and a second, preferred rate (generally 20%) applies to the balance of such net capital gains (adjusted net capital gains). Distributions of net capital gains will be treated in the hands of shareholders as 28% rate gains to the extent designated by the fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be designated as adjusted net capital gains. Distributions of 28% rate gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund. Distributions will be taxed as described above whether received in cash or in fund shares.

Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.


A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993 with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its"revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.


Sales of Shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as 28% rate gain if the shares have been held for more than 12 months but not more than 18 months, and as adjusted net capital gains if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss.. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.


Excise Tax. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months for tax years beginning on or before August 5, 1997; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities).

Hedging Transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code (including a holding period requirement imposed pursuant to the 1997 Act), as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.


MANAGEMENT OF THE COLONIAL FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.)


The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Tiger Cub Fund, Newport Japan Opportunities Fund and Newport Greater China Fund - see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct majority-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of majority-owned LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


Trustees and Officers (this section applies to all of the Colonial funds)


                                      Position
                                      with
Name and Address             Age      Fund               Principal Occupation
----------------             ---      --------           --------------------

Robert J. Birnbaum           70       Trustee            Retired (formerly Special Counsel, Dechert Price & Rhoads
313 Bedford Road                                         from September, 1988 to December, 1993).
Ridgewood, NJ 07450

Tom Bleasdale                67       Trustee            Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                 Executive Officer, Shore Bank & Trust Company from
Naples, FL 34105                                         1992-1993), is a Director of The Empire Company since
                                                         June, 1995.

Lora S. Collins              62       Trustee            Attorney  (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                           Frankel from  September, 1986 to November, 1996).
Southold, NY 11971

James E. Grinnell            68       Trustee            Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

William D. Ireland, Jr.      73       Trustee            Retired, is a Trustee of certain charitable and
103 Springline Drive                                     non-charitable organizations since February, 1990.
Vero Beach, FL 32963

Richard W. Lowry             61       Trustee            Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

                                       13


William E. Mayer*            57       Trustee            Partner, Development Capital, LLC (formerly Dean, College of
500 Park Avenue, 5th Floor                               Business and Management, University of Maryland from October,
New York, NY 10022                                       1992 to November, 1996, Dean, Simon Graduate School of
                                                         Business, University of Rochester from October, 1991 to July,
                                                         1992).

James L. Moody, Jr.          66       Trustee            Retired (formerly Chairman of the Board, Hannaford Bros.
16 Running Tide Road                                     Co. from May, 1984 to May, 1997, and Chief Executive
Cape Elizabeth, ME 04107                                 Officer, Hannaford Bros. Co. from May, 1973 to May, 1992).

John J. Neuhauser            54       Trustee            Dean, Boston College School of Management since
140 Commonwealth Avenue                                  September, 1977.
Chestnut Hill, MA 02167

George L. Shinn              74       Trustee            Financial Consultant since 1989.
Credit Suisse First Boston
  Corp.
Eleven Madison Avenue,
25th Floor
New York, NY 10010-3629

Robert L. Sullivan           70       Trustee            Retired Partner, Peat Marwick Main & Co.
7121 Natelli Woods Lane
Bethesda, MD 20817

Sinclair Weeks, Jr.          74       Trustee            Chairman of the Board, Reed & Barton Corporation since
Bay Colony Corporate Ctr.                                1987.
Suite 4550
1000 Winter Street
Waltham, MA 02154

Harold W. Cogger             62       President          President of Colonial funds since March, 1996 (formerly
                                                         Vice President from July, 1993 to March, 1996); is
                                                         Director, since March, 1984 and Chairman of the Board
                                                         since March, 1996 of the Adviser (formerly President
                                                         from July, 1993 to December, 1996, Chief Executive
                                                         Officer from March, 1995 to December, 1996 and
                                                         Executive Vice President from October, 1989 to July,
                                                         1993); Director since October, 1991 and Chairman of the
                                                         Board since March, 1996 of TCG (formerly President from
                                                         October, 1994 to December, 1996 and Chief Executive
                                                         Officer from March, 1995 to December, 1996); Executive
                                                         Vice President and Director since March, 1995, Liberty
                                                         Financial; Director since November, 1996 of Stein Roe &
                                                         Farnham Incorporated.

J. Kevin Connaughton         33       Controller and     Controller and Chief Accounting Officer of Colonial funds
                                      Chief Accounting   since February, 1998, is Vice President of the Adviser since
                                      Officer            February, 1998 (formerly Senior Tax Manager, Coopers &
                                                         Lybrand, LLP from April, 1996 to January, 1998; Vice
                                                         President, 440 Financial Group/First Data Investor Services
                                                         Group from March ,1994 to April, 1996; Vice President, The
                                                         Boston Company (subsidiary of Mellon Bank) from December,
                                                         1993 to March, 1994; Assistant Vice President and Tax
                                                         Manager, Mellon Bank from March, 1992 to December, 1993).

                                       14


Timothy J. Jacoby            45       Treasurer and      Treasurer and Chief Financial Officer of Colonial funds since
                                      Chief Financial    October, 1996 (formerly Controller and Chief Accounting
                                      Officer            Officer from October, 1997 to February, 1998), is Senior Vice
                                                         President of the Adviser since September, 1996 (formerly
                                                         Senior Vice President, Fidelity Accounting and Custody
                                                         Services from September, 1993 to September, 1996 and
                                                         Assistant Treasurer to the Fidelity Group of Funds from
                                                         August, 1990 to September, 1993).

Michael H. Koonce            37       Secretary          Secretary of Colonial funds since August, 1997
                                                         (formerly Assistant Secretary from June, 1992 to July,
                                                         1997), is Director, Senior Vice President, General
                                                         Counsel, Clerk and Secretary of the Adviser since
                                                         August, 1997 (formerly Vice President, Counsel,
                                                         Assistant Secretary and Assistant Clerk from June, 1992
                                                         to July, 1997), Vice President - Legal and Clerk of TCG
                                                         since August, 1997 (formerly Assistant Clerk from
                                                         April, 1993 to July, 1997).

Davey S. Scoon               51       Vice President     Vice President of Colonial funds since June, 1993, is
                                                         Executive Vice President since July, 1993 and Director
                                                         since March, 1985 of the Adviser (formerly Senior Vice
                                                         President and Treasurer of the Adviser from March, 1985
                                                         to July, 1993); Executive Vice President and Chief
                                                         Operating Officer, TCG since March, 1995 (formerly Vice
                                                         President - Finance and Administration of TCG from
                                                         November, 1985 to March, 1995).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.

The business address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on each fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.

The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 39 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund or Newport Greater China Fund)

Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Adviser to the Trust, a fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFII pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to the Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund and their respective Trusts).

Under an Administration Agreement with each Fund named above, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


     (a)  providing office space, equipment and clerical personnel;

     (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

     (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

     (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

     (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

     (f)  maintaining certain books and records of each Fund.


With respect to the Colonial Money Market Fund and Colonial Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:


     (g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and


     (h)  monitoring the investments and operations of the following Portfolios:

          SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested;

          SR&F Cash Reserves Portfolio in which Colonial Money Market Fund is invested;

          and the LFC Utilities Trust (LFC Portfolio) in which Colonial Global Utilities Fund is invested and reporting to the Trustees from time to time with respect thereto.


The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement

The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Adviser, in its capacity as the Administrator to each of Colonial Money Market Fund, Colonial Municipal Money Market Fund and

Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China
Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                 1/12 of 0.000% of the first $50 million;
                 1/12 of 0.035% of the next $950 million;
                 1/12 of 0.025% of the next $1 billion;
                 1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion


The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund for an annual fee of $27,000, plus 0.035% of each Fund's average daily net assets over $50 million.

Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.


Portfolio Transactions


The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Money Market Fund, Colonial Municipal Money Market Fund, and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund follows the same procedures as those set forth under "Brokerage and research services."

Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund, each of which is administered by the Adviser. The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.


It is the Adviser's policy generally to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Adviser to cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.

The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Adviser may use the services of AlphaTrade Inc. (ATI), its registered broker-dealer subsidiary, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Under the Rule, the Adviser must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Adviser will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.


Principal Underwriter

LFII is the principal underwriter of the Trust's shares. LFII has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds' shares only upon receipt of orders from authorized FSFs or investors.


Investor Servicing and Transfer Agent


CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CISC or generally by 6 months' notice by CISC to the Fund. The agreement limits the liability of CISC to the Fund for loss or damage incurred by the Fund to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


DETERMINATION OF NET ASSET VALUE


Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Central time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m.,

Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Adviser in good faith under the direction of the Trust's Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.


(The following two paragraphs are applicable only to Colonial Newport Tiger Fund, Newport Japan Opportunities Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund - "Adviser" in these two paragraphs refers to each fund's Adviser, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.


Amortized Cost for Money Market Funds (this section currently does not apply to the Colonial Money Market funds, - see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Money Market Fund and Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Colonial Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFII's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFII retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). LFII generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFII for any up-front and/or ongoing commissions paid to FSFs.


Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.


CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with LFII.


Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.


Fundamatic Program. As a convenience to investors, shares of most Colonial funds advised by Colonial, Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after LFII receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from LFII.

Automated Dollar Cost Averaging (Classes A, B and C). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund advised by Colonial, Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.


LFII offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Tax-Sheltered Retirement Plans. LFII offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. BankBoston, N.A. is the Trustee of LFII prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFII.

Participants in non-Colonial prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in Colonial prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Colonial IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.


Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800-422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the Colonial funds advised by Colonial, Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated. The applicable sales charge is based on the combined total of:


1.   the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, T and Z shares).

LFII must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.


If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFII the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFII an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.


Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.


Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a Statement of Intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:


Systematic Withdrawal Plan      Share Certificates

Sponsored Arrangements          Exchange Privilege

$50,000 Fast Cash               Colonial Cash Connection

Right of Accumulation           Automatic Dividend Diversification

Telephone Redemption            Reduced Sales Charges for any "person"

Statement of Intent

*Exchanges may be made to other Colonial funds offering the Program.

Because of the unavailability of certain services, this Program may not be suitable for all investors.


The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. LFII may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.


Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.


Reinstatement Privilege. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, LFII and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFII; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.


Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with LFII pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds) (Classes A, B, and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CISC, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."


3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFII for at least two years.


The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.


To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan


If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.


A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All Colonial fund shareholders and/or their FSFs (except for Colonial Newport Tiger Cub Fund, Newport Japan Opportunities Fund and Newport Greater China Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for the Colonial Newport Tiger Cub Fund, Newport Japan Opportunities Fund and the Newport Greater China Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of the Colonial Funds) (Available only on the Class A shares of certain Colonial funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CISC will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.


DISTRIBUTIONS


Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Money Market Fund and Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Colonial funds. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.


By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS


A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


SHAREHOLDER MEETINGS

As described under the caption "Organization and History" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

Total Return

Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.


Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.


Yield
Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


Non-money market.  The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.

Distribution rate. The distribution rate for each class of shares of a fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.

All data are based on past performance and do not predict future results.

General. From time to time, the Fund may discuss, or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)


Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.


Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.


A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                            FITCH INVESTORS SERVICES

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       APPENDIX II
                                          1997
SOURCE                                  CATEGORY                                             RETURN (%)
------                                  --------                                             ----------
Donoghue                                Tax-Free Funds                                             4.93
Donoghue                                U.S. Treasury Funds                                        4.65
Dow Jones & Company                     Industrial Index                                          24.87
Morgan Stanley                          Capital International EAFE Index                           1.78
Morgan Stanley                          Capital International EAFE GDP Index                       5.77
Libor                                   Six-month Libor                                             N/A
Lipper                                  Short U.S. Government Funds                                5.82
Lipper                                  California Municipal Bond Funds                            9.15
Lipper                                  Connecticut Municipal Bond Funds                           8.53
Lipper                                  Closed End Bond Funds                                     12.01
Lipper                                  Florida Municipal Bond Funds                               8.53
Lipper                                  General Municipal Bonds                                    9.11
Lipper                                  Global Funds                                              13.04
Lipper                                  Growth Funds                                              25.30
Lipper                                  Growth & Income Funds                                     27.14
Lipper                                  High Current Yield Bond Funds                             12.96
Lipper                                  High Yield Municipal Bond Debt                            10.11
Lipper                                  Fixed Income Funds                                         8.67
Lipper                                  Insured Municipal Bond Average                             8.39
Lipper                                  Intermediate Muni Bonds                                    7.16
Lipper                                  Intermediate (5-10) U.S. Government Funds                  8.08
Lipper                                  Massachusetts Municipal Bond Funds                         8.64
Lipper                                  Michigan Municipal Bond Funds                              8.50
Lipper                                  Mid Cap Funds                                             19.76
Lipper                                  Minnesota Municipal Bond Funds                             8.15
Lipper                                  U.S. Government Money Market Funds                         4.90
Lipper                                  New York Municipal Bond Funds                              8.99
Lipper                                  North Carolina Municipal Bond Funds                        8.84
Lipper                                  Ohio Municipal Bond Funds                                  8.16
Lipper                                  Small Cap Funds                                           20.75
Lipper                                  General U.S. Government Funds                              8.84
Lipper                                  Pacific Region Funds-Ex-Japan                            (35.52)
Lipper                                  International Funds                                        5.44
Lipper                                  Balanced Funds                                            19.00
Lipper                                  Tax-Exempt Money Market                                    3.08
Lipper                                  Multi-Sector                                               8.77
Lipper                                  Corporate Debt BBB                                        10.08
Lipper                                  High Yield Municipal - Closed Ends                         9.66
Lipper                                  High Current Yield - Closed Ends                          14.31
Lipper                                  General Municipal Debt - Closed Ends                      10.26
Lipper                                  Intermediate Investment Grade Debt                         8.57
Lipper                                  Utilities                                                 26.01
Lipper                                  Japan                                                    (14.07)
Lipper                                  China                                                    (22.92)
Shearson Lehman                         Composite Government Index                                 9.59
Shearson Lehman                         Government/Corporate Index                                 9.76
Shearson Lehman                         Long-term Government Index                                 9.58
Shearson Lehman                         Municipal Bond Index                                       9.19
Shearson Lehman                         U.S. Government 1-3                                        6.65
S&P                                     S&P 500 Index                                             33.35
S&P                                     Utility Index                                             24.65
S&P                                     Barra Growth                                              36.38
S&P                                     Barra Value                                               29.99
S&P                                     Midcap 400                                                19.00
First Boston                            High Yield Index                                          12.63


                                       34


SOURCE                                  CATEGORY                                             RETURN (%)
------                                  --------                                             ----------
Swiss Bank                              10 Year U.S. Government (Corporate Bond)                  11.20
Swiss Bank                              10 Year United Kingdom (Corporate Bond)                   12.54
Swiss Bank                              10 Year France (Corporate Bond)                           (4.79)
Swiss Bank                              10 Year Germany (Corporate Bond)                          (6.13)
Swiss Bank                              10 Year Japan (Corporate Bond)                            (3.39)
Swiss Bank                              10 Year Canada (Corporate Bond)                            7.79
Swiss Bank                              10 Year Australia (Corporate Bond)                        (3.93)
Morgan Stanley Capital International    10 Year Hong Kong (Equity)                                19.18
Morgan Stanley Capital International    10 Year Belgium (Equity)                                  14.43
Morgan Stanley Capital International    10 Year Austria (Equity)                                   7.58
Morgan Stanley Capital International    10 Year France (Equity)                                   13.27
Morgan Stanley Capital International    10 Year Netherlands (Equity)                              18.61
Morgan Stanley Capital International    10 Year Japan (Equity)                                    (2.90)
Morgan Stanley Capital International    10 Year Switzerland (Equity)                              18.53
Morgan Stanley Capital International    10 Year United Kingdom (Equity)                           13.95
Morgan Stanley Capital International    10 Year Germany (Equity)                                  13.75
Morgan Stanley Capital International    10 Year Italy (Equity)                                     6.15
Morgan Stanley Capital International    10 Year Sweden (Equity)                                   17.62
Morgan Stanley Capital International    10 Year United States (Equity)                            17.39
Morgan Stanley Capital International    10 Year Australia (Equity)                                 9.25
Morgan Stanley Capital International    10 Year Norway (Equity)                                   13.29
Morgan Stanley Capital International    10 Year Spain (Equity)                                    10.58
Morgan Stanley Capital International    World GDP Index                                           13.35
Morgan Stanley Capital International    Pacific Region Funds Ex-Japan                            (31.00)
Bureau of Labor Statistics              Consumer Price Index (Inflation)                           1.70
FHLB-San Francisco                      11th District Cost-of-Funds Index                           N/A
Salomon                                 Six-Month Treasury Bill                                    5.41
Salomon                                 One-Year Constant-Maturity Treasury Rate                    N/A
Salomon                                 Five-Year Constant-Maturity Treasury Rate                   N/A
Frank Russell Company                   Russell 2000(R)Index                                      22.36
Frank Russell Company                   Russell 1000(R)Value Index                                35.18
Frank Russell Company                   Russell 1000(R)Growth Index                               30.49
Bloomberg                               NA                                                           NA
Credit Lyonnais                         NA                                                           NA
Statistical Abstract of the U.S.        NA                                                           NA
World Economic Outlook                  NA                                                           NA

The Russell 2000(R) Index, the Russell 1000(R) Value Index and the Russell 1000(R) Growth Index are each a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.


*in U.S. currency

                                       35


                                COLONIAL TRUST IV

                              Cross Reference Sheet

                       Colonial High Yield Municipal Fund


                                  Location or Caption in Statement of
Item Number of Form N-1A          Additional Information
------------------------          ----------------------

Part B
------

     10.                          Cover Page

     11.                          Table of Contents

     12.                          Not Applicable

     13. Investment Objective and Policies; Fundamental Investment Policies; Other Investment Policies; Miscellaneous Investment Practices

     14.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     15.                          Fund Charges and Expenses

     16.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     17.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     18.                          Shareholder Meetings

     19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase Programs/Investor Services; Programs for Reducing or Eliminating Sales Charge; How to Sell Shares; How to Exchange Shares

     20.                          Taxes

     21.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     22.                          Fund Charges and Expenses; Investment
                                  Performance; Performance Measures

     23.                          Independent Accountants

                       COLONIAL HIGH YIELD MUNICIPAL FUND
                       Statement of Additional Information

                                 March 30, 1998


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial High Yield Municipal Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated March 30, 1998. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated November 30, 1997. Investors may obtain a free copy of the Prospectus and the Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                                                                     Page

Definitions                                                                b
Investment Objective and Policies                                          b
Fundamental Investment Policies                                            b
Other Investment Policies                                                  c
Fund Charges and Expenses                                                  c
Investment Performance                                                     f
Custodian                                                                  g
Independent Accountants                                                    g

Part 2

Miscellaneous Investment Practices                                          1
Taxes                                                                      10
Management of the Colonial Funds                                           13
Determination of Net Asset Value                                           18
How to Buy Shares                                                          19
Special Purchase Program/Investor Services                                 20
Programs for Reducing or Eliminating Sales Charges                         21
How to Sell Shares                                                         23
Distributions                                                              25
How to Exchange Shares                                                     25
Suspension of Redemptions                                                  26
Shareholder Liability                                                      26
Shareholder Meetings                                                       26
Performance Measures                                                       26
Appendix I                                                                 28
Appendix II                                                                33


HM-16/859E-0298

                                     Part 1

                       COLONIAL HIGH YIELD MUNICIPAL FUND
                       Statement of Additional Information

                              March 30, 1998

DEFINITIONS

  "Trust"  Colonial Trust IV
  "Fund"   Colonial High Yield Municipal Fund
  Adviser  Colonial Management Associates, Inc., the Fund's investment adviser
  "LFII"   Liberty Financial Investments, Inc., the Fund's distributor
  "CISC" Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVES AND POLICIES
The Fund's Prospectus describes the Fund's investment objectives and policies.
Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

  Short-Term Trading
  Lower Rated Bonds
  Forward Commitments
  Repurchase Agreements
  Futures Contracts and Related Options
  Options
  Zero Coupon Securities
  Inverse Floaters

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more that 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Only issue senior securities through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets;
2.  Invest in real estate only up to 5% of its net assets;
3.  Invest in illiquid assets only up to 10% of its net assets;
4. Purchase and sell futures contracts and related options only so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
5. Only underwrite securities issued by others when disposing of portfolio securities;
6. Make loans only through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets, purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer; and
8.  Ordinarily invest at least 80% of its total assets in tax-exempt securities.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a vote of a majority of the outstanding voting securities, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's Management Agreement, the Trust pays the Adviser a monthly fee based on the aggregate average daily net assets of the Fund, the Colonial Tax-Exempt Fund and the Colonial Tax-Exempt Insured Fund at the following annual rates (subject to reductions that the Adviser may agree to periodically): 0.60% on the first $1 billion, 0.55% on the next $2 billion, 0.50% of the next $1 billion and 0.45% of any excess over $4 billion.


Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands)



                                               Years Ended November 30
                                               -----------------------
                                          1997           1996           1995
                                          ----           ----           ----

Management fee                          $1,059           $925           $759
Bookkeeping fee                             76             68             58
Shareholder service and
  transfer agent fee                       297            271            227
12b-1 fees:
    Service  fee  (Classes A, B            476            418            345
       and C)(a)
    Distribution fee (Class B)           1,079          1,057            948
    Distribution fee (Class C)                (b)          --             --


(a)  Class C shares were initially offered on August 1, 1997.
(b)  Rounds to less than one.


Brokerage Commissions (dollars in thousands)


                                               Years Ended November 30
                                               -----------------------
                                          1997           1996           1995
                                          ----           ----           ----

Total commissions                             (c)          $0             $0

(c)  Rounds to less than one.

Trustees and Trustees' Fees
For the fiscal year ended November 30, 1997 and the calendar year ended December 31, 1997, the Trustees received the following compensation for serving as Trustees (d).


                                                           Total Compensation
                             Aggregate                     From Trust And
                             Compensation                  Fund Complex Paid To The
                             From Fund For The Fiscal      Trustees For The Calendar Year
Trustee                      Year Ended November 30, 1997  Ended December 31, 1997(e)
-------                      ----------------------------  ------------------------------
Robert J. Birnbaum           $1,442                        $ 93,949
Tom Bleasdale                 1,635 (f)                     106,432 (g)
Lora S. Collins               1,442                          93,949
James E. Grinnell             1,517 (h)                      94,698 (i)
William D. Ireland, Jr.       1,557                         101,445
Richard W. Lowry              1,456                          94,698
William E. Mayer              1,382                          89,949
James L. Moody, Jr.           1,510 (j)                      98,447 (k)
John J. Neuhauser             1,456                          94,948
George L. Shinn               1,587                         103,443
Robert L. Sullivan            1,536                          99,945
Sinclair Weeks, Jr.           1,559                         101,445


(d) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(e) At December 31, 1997, the Colonial Funds complex consisted of 39 open-end and 5 closed-end management investment company portfolios.
(f) Includes $882 payable in later years as deferred compensation.
(g) Includes $57,454 payable in later years as deferred compensation.
(h) Includes $72 payable in later years as deferred compensation.
(i) Includes $4,797 payable in later years as deferred compensation.
(j) Total compensation of $1,510 for the fiscal year ended November 30, 1997 will be payable in later years as deferred compensation.
(k) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:


                                 Total Compensation From Liberty Funds For
Trustee                          The Calendar Year Ended December 31, 1997 (l)
-------                              -----------------------------------------

Robert J. Birnbaum                                  $26,800
James E. Grinnell                                    26,800
Richard W. Lowry                                     26,800


(l) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund

As of record on February 28, 1998, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.


As of record on March 6, 1998, the following shareholders owned 5% or more of the Fund's outstanding shares:

            Class B Shares

Merrill Lynch Pierce Fenner & Smith            12.71%
For the Sole Benefit of Its Customers
Attn:  Fund Administration
4800 Deer Lake Drive, E 3rd Floor
Jacksonville, FL  32246



            Class C Shares

Colonial Management Associates, Inc.           15.72%
Attn: Phil Iudice
One Financial Center, 11th Floor
Boston, MA  02111-2621

Merrill Lynch Pierce Fenner & Smith            36.49%
For the Sole Benefit of Its Customers
Attn:  Fund Administration
4800 Deer Lake Drive, E 3rd Floor
Jacksonville, FL  32246

Anna Youngs & Terry P. Youngs Jtwros            8.25%
26 Cardinal Drive
Washingtonville, NY  10992-1719


At February 28, 1998, there were 1,371 Class A, 3,289 Class B and 16 Class C record holders of the Fund.

Sales Charges (dollars in thousands)

                                                     Class A Shares

                                                 Years Ended November 30
                                                 1997     1996     1995
                                                 ----     ----     ----
Aggregate initial sales charges on Fund share    $228     $428     $228
sales
Initial sales charges retained by LFII             26       49       27



                                                     Class B Shares


                                                 Years Ended November 30
                                                 1997     1996     1995
                                                 ----     ----     ----
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by LFII    $348     $281     $265


At November 30, 1997, no CDSCs have been collected by LFII on redemptions of the Fund's Class C shares.


12b-1 Plan, CDSC and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares issued and outstanding thereafter. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. LFII may terminate this waiver at any time without shareholder approval. LFII may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.


The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of LFII relating to the Fund were:




                                                                       Year Ended November 30, 1997
                                                                       ----------------------------
                                                          Class A Shares     Class B Shares      Class C Shares
Fees to FSFs                                                   $95               $1,034                $0
Cost of sales material  relating to the Fund (including
printing and mailing expenses)                                  32                   97                 1
Allocated travel, entertainment and other promotional
 expenses (including advertising)                               27                   77                (m)


(m) Rounds to less than one.

INVESTMENT PERFORMANCE

The Fund's yields for the month ended November 30, 1997 were:






                  Class A                                 Class B                                  Class C

              Tax Equivalent                          Tax-Equivalent                             Tax-Equivalent
Yield              Yield              Yield               Yield                 Yield                Yield
4.80%              7.95%              4.28%               7.09%                 4.40%                7.28%


The Fund's Class A and Class B share average annual total returns and the Fund's Class C share total returns at November 30, 1997 were:


                                         Class A Shares

                                                     Period September 1, 1994
                                                    (Class A shares initially
                                                         offered) through
                                  1 year                November 30, 1997
                                  ------             ------------------------
With sales charge of 4.75%         2.82%                      6.74%
Without sales charge               7.95%                      8.35%



                                          Class B Shares
                                                                                       Period June 8, 1992
                                                                                   (commencement of investment
                                                                                       operations) through
                                   1 year                     5 years                  November 30, 1997
                                   ------                     -------               ---------------------------
With applicable CDSC         2.15% (5.00% CDSC)         6.18% (2.00% CDSC)             6.49%(1.00% CDSC)
Without CDSC                       7.15%                       6.50%                         6.63%


The Fund's Class C share total returns at November 30, 1997 were:

                                   Class C Shares
                                Period August 1, 1997
                              (Class C shares initially
                                  offered) through
                                  November 30, 1997
With applicable CDSC (n)         0.90% (1.00% CDSC)
Without CDSC (n)                        1.90%


The Fund's Class A, Class B and Class C share distribution rates at November 30, 1997, based on the most recent month's distribution, annualized, and the maximum offering price at the end of the month, were 5.51%, 4.77% and 4.92% , respectively.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

(n) Performance results reflect any voluntary reimbursement by the Adviser or its affiliates of Fund expenses. Absent this reimbursement arrangement, performance results would have been lower.

CUSTODIAN

The Chase Manhattan Bank is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in the November 30, 1997 Annual Report are incorporated in this SAI by reference.




                                COLONIAL TRUST IV

                              Cross Reference Sheet

                             Colonial Utilities Fund


                                  Location or Caption in Statement of
Item Number of Form N-1A          Additional Information
------------------------          ----------------------

Part B
------

     10.                          Cover Page

     11.                          Table of Contents

     12.                          Not Applicable

     13. Investment Objective and Policies; Fundamental Investment Policies; Other Investment Policies; Miscellaneous Investment Practices

     14.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     15.                          Fund Charges and Expenses

     16.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     17.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     18.                          Shareholder Meetings

     19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase Programs/Investor Services; Programs for Reducing or Eliminating Sales Charge; How to Sell Shares; How to Exchange Shares

     20.                          Taxes

     21.                          Fund Charges and Expenses; Management of the
                                  Colonial Funds

     22.                          Fund Charges and Expenses; Investment
                                  Performance; Performance Measures

     23.                          Independent Accountants

                             COLONIAL UTILITIES FUND
                       Statement of Additional Information

                                 March 30, 1998


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Utilities Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated March 30, 1998. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated November 30, 1997. Investors may obtain a free copy of the Prospectus and the Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

Part 1                                                                      Page

Definitions
Investment Objective and Policies
Fundamental Investment Policies
Other Investment Policies
Special Tax Considerations
Fund Charges and Expenses
Investment Performance
Custodian
Independent Accountant

Part 2

Miscellaneous Investment Practices
Taxes
Management of the Colonial Funds
Determination of Net Asset Value
How to Buy Shares
Special Purchase Programs/Investor Services
Programs for Reducing or Eliminating Sales Charge
How to Sell Shares
Distributions
How to Exchange Shares
Suspension of Redemptions
Shareholder Liability
Shareholder Meetings
Performance Measures
Appendix I
Appendix II


                                       a

                                     Part 1
                             COLONIAL UTILITIES FUND
                       Statement of Additional Information

                                 March 30, 1998


DEFINITIONS


"Trust"     Colonial Trust IV
"Fund"      Colonial Utilities Fund
"Adviser"   Colonial Management Associates, Inc., the Fund's investment adviser
"LFII"      Liberty Financial Investments, Inc., the Fund's distributor
"CISC"      Colonial Investors Service Center, Inc., the Fund's investor services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques which the Fund may use or invest in:

           Options (on Indices and
           Securities)
           Foreign Securities
           Foreign Currency Transactions
           Repurchase Agreements
           Rule 144A Securities

Except as described below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Issue senior securities only through borrowing from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Invest up to 10% of its net assets in illiquid assets;
4. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;
7. And will concentrate more than 25% of its total assets in any single industry; and
8. With respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.



                                       b

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

SPECIAL TAX CONSIDERATIONS

The Fund may designate dividends as eligible for the dividends-received deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the dividends-received deduction if the Fund were a regular corporation and not a regulated investment company. The dividends-received deduction is available only to corporations and is not available to certain special corporations, such as Subchapter S corporations, to other entities or to individuals. There can be no assurance that the dividends-received deduction will not be reduced or eliminated in the future.

For dividends designated by the Fund as eligible for the dividends-received deduction to qualify as such by a particular shareholder, the shareholder must meet the 46-day holding period. The basis of a shareholder's shares may be reduced by an amount equal to the non-taxed portion of "extraordinary dividends" eligible for the dividends-received deduction.


One-hundred percent of the distributions paid by the Fund from investment income earned in the year ended November 30, 1997, qualified for the corporate dividends-received deduction.


FUND CHARGES AND EXPENSES


Under the Fund's Management Agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets at the annual rate of 0.65%. The Adviser has voluntarily agreed to waive its fee so that its actual fee will not exceed 0.65% of average daily net assets of the first $1 billion and 0.60% in excess of $1 billion.

Recent Fees paid to the Adviser, LFII and CISC  (dollars in thousands)

                                                 Year ended November 30
                                                1997      1996       1995
                                                ----      ----       ----
Management fee                                 $6,459    $7,437     $7,486
Bookkeeping fee                                   356       399        401
Shareholder service and transfer agent fee      2,463     2,809      2,955
12b-1 fees:
  Service fee (Classes A, B and C)              2,499     2,882      2,905
  Distribution fee (Class B)                    5,047     5,869      5,843
  Distribution fee (Class C)(a)                     1       --        --

(a) Class C shares were first offered on August 1, 1997.


Brokerage Commissions (dollars in thousands)


                                                 Year ended November 30
                                                  1997    1996     1995
                                                  ----    ----     ----
Total commissions                              $   392   $509   $  468
Directed transactions                           48,584    --     7,301
Commissions on directed transactions                71    --         7


Trustees and Trustees' Fees
For the fiscal year ended November 30, 1997 and the calendar year ended December 31, 1997, the Trustees received the following compensation for serving as Trustees (b):


                                       c

                                                                       Total Compensation From Fund and
                           Aggregate Compensation From Fund For     Fund Complex Paid To The Trustees For
Trustee                    Fiscal Year Ended November 30, 1997     Calendar Year Ended December 31, 1997(c)
-------                    ------------------------------------    ----------------------------------------
Robert J. Birnbaum                     $4,554                                       $  93,949
Tom Bleasdale                           6,478(d)                                      106,432(e)
Lora S. Collins                         4,658                                          93,949
James E. Grinnell                       4,816(f)                                       94,698(g)
William D. Ireland, Jr.                 4,925                                         101,445
Richard W. Lowry                        4,569                                          94,968
William E. Mayer                        4,369                                          89,949
James L. Moody, Jr.                     4,785(h)                                       98,447(i)
John J. Neuhauser                       4,607                                          94,989
George L. Shinn                         5,020                                         103,443
Robert L. Sullivan                      4,846                                          99,945
Sinclair Weeks, Jr.                     4,923                                         101,445

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 1997, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(d) Includes $4,096 payable in later years as deferred compensation.
(e) Includes $57,454 payable in later years as deferred compensation.
(f) Includes $226 payable in later years as deferred compensation.
(g) Includes $4,797 payable in later years as deferred compensation.
(h) Total compensation of $4,785 for the fiscal year ended November 30, 1997 will be payable in later years as deferred compensation.
(i) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                                                     Total Compensation
                                                     From Liberty Funds For
                                                     The Calendar Year Ended
Trustee                                              December 31, 1997 (j)
-------                                              ---------------------
Robert J. Birnbaum                                          $26,800
James E. Grinnell                                            26,800
Richard W. Lowry                                             26,800

(j) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc., an intermediate parent of the Adviser.

Ownership of the Fund
At February 28, 1998, the officers and Trustees of the Trust as a group owned of record less than 1% of the then outstanding shares of the Fund.

At February 28, 1998, the following shareholders owned of record 5% or more of a class of the Fund's outstanding shares:

Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, FL 32216 (6.16% of Class A shares, 17.27% of Class B shares and 2047% of Class C shares); Colonial Management Associates, Inc., One Financial Center, Boston, MA 02111 (12.36% of Class C shares).

At February 28, 1998, there were 16,019 Class A, 35,439 Class B and 58 Class C shareholders of record.


                                       d

Sales Charges (dollars in thousands)

                                                   Class A Shares
                                                   --------------
                                               Year ended November 30


                                             1997      1996      1995
                                             ----      ----      ----
Aggregate initial sales charges
    on Fund share sales                      $162      $117      $706
Initial sales charges retained by LFII       $ 19      $ 68      $ 74


                                                   Class B Shares
                                                   --------------
                                               Year ended November 30

                                            1997       1996      1995
                                            ----       ----      ----
Aggregate contingent deferred
   sales charges (CDSC) on Fund
   redemptions retained by LFII            $2,451    $3,366    $3,597

At November 30, 1997, aggregate contingent deferred sales charges on Class C share Fund redemptions retained by LFII amounted to $494.


12b-1 Plan, CDSCs and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the net assets attributed to each class of shares. The Fund also pays LFII monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fee is payable regardless of the amount of LFII's expenses, LFII may in some cases realize a profit from the fees.


The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.




                                       e

Sales-related expenses (dollars in thousands) of LFII relating to the Fund were:

                                                                        Year ended November 30, 1997

                                                         Class A Shares          Class B Shares           Class C
                                                         --------------          --------------           -------
Fees to FSFs                                                  $783                   $2,079                 $3
Cost of sales material relating to the Fund
    (including printing and mailing expenses)                   44                      110                  2
Allocated travel, entertainment and other promotional
    expenses (including advertising)                            22                       51                  1



INVESTMENT PERFORMANCE


The Fund's Class A, Class B and Class C yields for the month ended November 30, 1997 were 2.94% and 2.36% and 2.31%, respectively.


The Fund's average annual total returns at November 30, 1997, achieved in part under the investment objectives and policies of the Fund prior to its conversion to a utilities fund on March 4, 1992, were:


                                       Class A Shares
                                       --------------
                               1 year     5 years     10 years
                               ------     -------     --------
With sales charge of 4.75%     17.40%     10.84%      12.25%
Without sales charge           23.26%     11.92%      12.79%


                                               Class B Shares
                                               --------------
                                                                          May 5, 1992 (Class B
                                                                                  shares
                                1 year                  5 years          initially offered) to
                                ------                  -------            November 30, 1997
                                                                           -----------------
With applicable CDSC           17.36%(5.00% CDSC)   10.84%(2.00% CDSC)       11.32%(1.00% CDSC)
Without CDSC                         22.36%               11.10%                   11.43%


                                                  Class C Shares
                                          August 1, 1997 (Class C shares
                                              initially offered) to
                                                November 30, 1997
                                                -----------------
With 1.00% CDSC                                       11.12%
Without CDSC                                          12.12%


The Fund's Class A, Class B and Class C share distribution rates at November 30, 1997, which were based on the latest month's distributions, annualized, and the maximum offering price at the end of the month, were 3.32%, 2.63% and 2.63%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.



                                       f

INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in the November 30, 1997 Annual Report are incorporated in this SAI by reference.
































                                       g




Part C    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

          Included in Part A

          Summary of Expenses

          The Fund's Financial History

          Incorporated by reference into Part B are the financial statements contained in the Annual Reports for the Registrant's series, each as of November 30, 1997, which have previously been filed electronically pursuant to Section 30(b) (2) of the Investment Company Act of 1940:

          Fund                                             Accession Number
          ----                                             ----------------
          Colonial Tax-Exempt Fund                         0000021847-98-000017

          Colonial Utilities Fund                          0000883163-98-000014

          Colonial Tax-Exempt Insured Fund                 0000883163-98-000019

          Colonial Intermediate Tax-Exempt Fund            0000883163-98-000017

          Colonial High Yield Municipal Fund               0000883163-98-000015

          The Financial Statements contained in each series' Annual Report as follows:

          Investment Portfolio

          Statement of Assets and Liabilities

          Statement of Operations

          Statement of Changes in Net Assets

          Notes to Financial Statements

          Financial Highlights

          Report of Independent Accountants

     (b) Exhibits:(each exhibit is applicable to all series of the Trust unless otherwise referenced)

          1.         Amendment No. 4 to the Agreement and Declaration of
                     Trust(e)

          2. (a)     Amended By-Laws (2/16/96) (b)

          3.         Not Applicable

          4.         Form of Specimen of Share Certificate (d)

          5. (a)     Management Agreement (CTEF, CTEIF, CHYMF) (b)

             (a)(1) Amendment No. 2 to Management Agreement (CTEF, CTEIF, CHYMF) (b)

             (a)(2)  Management Agreement (CUF) (b)

             (a)(3)  Management Agreement (CITEF) (b)

             (b) Pricing and Bookkeeping Agreement (CTEF, CTEIF, CITEF, CHYMF, CUF) - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement of Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529) and is hereby incorporated by reference and made a part of this Registration Statement

             (b)(1) Amendment to Appendix I of Pricing and Bookkeeping Agreement (CTEF, CTEIF, CHYMF, CITEF, CUF) - filed as
                     Exhibit 9(b)(i) in Part C, Item 24(b) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881) and is hereby incorporated by reference and made a part of this Registration Statement

             (b)(2)  Pricing and Bookkeeping Agreement (CMMMF) (c)

          6. (a) Distributor's Contract with Liberty Financial Investments, Inc. - filed as Exhibit 6(a) in Part C, Item 24(b) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Colonial Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (b) Form of Selling Agreement - filed as Exhibit 6(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

             (c) Form of Bank and Bank Affiliated Selling Agreement - filed as Exhibit 6(c) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

             (d) Form of Asset Retention Agreement - filed as Exhibit 6(d) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

          7.         Not Applicable

          8. (a) Custodian Agreement with United Missouri Bank (CTEF, CMMMF, CTEIF, CHYMF, CITEF) (c)

             (b) Custody Agreement with Boston Safe Deposit and Trust Company - filed as Exhibit 8. in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement (CUF)

             (c) Amendment to Custody Agreement with Boston Safe Deposit and Trust Company filed as Exhibit 8.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement (CUF)

             (d)     Custody Agreement with The Chase Manhattan Bank - filed as
                     Exhibit 8. to Part C, Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about October 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

          9. (a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(b) to Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Colonial Trust VII (File Nos. 33-41559 & 811-6347), filed with the Commission on or about April 24, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

             (b) Amendment No. 10 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(a)(ii) in Part C, Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about October 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (c) Amendment No. 15 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(a)(iii) in Part C, Item 24(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Colonial Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about October 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (d)     Agreement and Plan of Reorganization (CMMMF, CUF) (c)

             (e) Form of Administration Agreement between Colonial Trust IV, on behalf of CMMMF, and Colonial
                     Management Associates, Inc. (a)

             (h) Amendment No. 1 to the Credit Agreement - filed as Exhibit 9(h) in Part C, Item 24(b) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1a of Colonial Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (i) Amendment No. 2 to the Credit Agreement - filed as Exhibit 9(i) in Part C, Item 24(b) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1a of Colonial Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (j) Amendment No. 3 to the Credit Agreement - filed as Exhibit 9(j) in Part C, Item 24(b) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1a of Colonial Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

          10.(a)     Opinion and Consent of Counsel (CTEF) (d)

             (b) Opinion and Consent of Counsel - filed as Exhibit 10 in Part C, Item 24(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of CUF (File Nos.2-71242 & 811-3148) and is hereby incorporated by reference and made a part of this Registration Statement
                     (CUF)

          11.(a)     Consent of Independent Accountants

          12.        Not Applicable

          13.        Not Applicable

          14.(a) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Employee Communications Kit - filed as Exhibit 14(a) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (b) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Establishment Book - filed as Exhibit 14(b) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (c) Form of Colonial IRA Application, Forms, Custodial Agreement and Disclosure Statement and Distribution Form - filed as Exhibit 14(c) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (d) IRA Application and Fact Kit - filed as Exhibit 14(d) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

             (e) Form of Colonial Mutual Funds Simplified Employee Pension Plan and Salary Reduction Simplified Employee Pension Plan
                     - filed as Exhibit 14(e) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

           14(f) Form of Colonial Mutual Funds 401(k) Plan Document, Trust Agreement and IRS Opinion Letter (incorporated herein by reference to Exhibit 14.(v) to Post-Effective Amendment No. 27 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on November 18, 1996)

           14(g) Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet and Employee Communications Kit (incorporated herein by reference to Exhibit 14.(vi) to Post-Effective Amendment No. 27 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on November 18, 1996)

           14(h) Form of Colonial 401(k) Beneficiary Designation and Participant Enrollment Forms - filed as Exhibit 14(h) in Part C, Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

           14(i) Form of Liberty Simple IRA Plan (incorporated herein by reference to Exhibit 14.(i) to Post-Effective Amendment No. 45 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on February, 1998)

          14(j) Form of Liberty Roth IRA (incorporated herein by reference to Exhibit 14.(j) to Post-Effective Amendment No. 45 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on February, 1998)

          15. Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's Contract filed as Exhibit 6(a) hereto

          16.(a)(1)  Calculation of Performance Information
                     (Classes A & B)(CTEF) (b)

             (a)(2)  Calculation of Yield (Classes A & B)(CTEF) (b)

             (a)(3)  Calculation of Performance Information
                     (Class C)(CTEF)

             (a)(4)  Calculation of Yield (Class C)(CTEF)

             (b)(1)  Calculation of Performance Information
                     (Classes A & B) (CTEIF) (b)

             (b)(2)  Calculation of Yield (Classes A & B)(CTEIF) (b)

             (b)(3)  Calculation of Performance Information
                     (Class C)(CTEIF)

             (b)(4)  Calculation of Yield (Class C)(CTEIF)

             (c)(1)  Calculation of Performance Information
                     (Classes A & B) (CUF) (b)

             (c)(2)  Calculation of Yield (Classes A & B) (CUF) (b)

             (c)(3)  Calculation of Performance Information
                     (Class C)(CUF)

             (c)(4)  Calculation of Yield (Class C)(CUF)

             (e)(1)  Calculation of Performance Information
                     (Classes A & B) (CHYMF) (b)

             (e)(2)  Calculation of Yield (Classes A & B) (CHYMF) (b)

             (e)(3)  Calculation of Performance Information
                     (Class C)(CHYMF)

             (e)(4)  Calculation of Yield (Class C)(CHYMF)

             (f)(1)  Calculation of PerformanceInformation
                     (Classes A & B) (CITEF) (b)

             (f)(2)  Calculation of Yield (Classes A & B) (CITEF) (b)

             (f)(3)  Calculation of Performance Information
                     (Class C)(CITEF)

             (f)(4)  Calculation of Yield (Class C)(CITEF)

          17.(a)     Financial Data Schedule (Class A) (CTEF)

             (b)     Financial Data Schedule (Class B) (CTEF)

             (c)     Financial Data Schedule (Class C) (CTEF)

             (d)     Financial Data Schedule (Class A)(CTEIF)

             (e)     Financial Data Schedule (Class B)(CTEIF)

             (f)     Financial Data Schedule (Class C)(CTEIF)

             (g)     Financial Data Schedule (Class A)(CUF)

             (h)     Financial Data Schedule (Class B)(CUF)

             (i)     Financial Data Schedule (Class C)(CUF)

             (m)     Financial Data Schedule (Class A)(CHYMF)

             (n)     Financial Data Schedule (Class B)(CHYMF)

             (o)     Financial Data Schedule (Class C)(CHYMF)

             (p)     Financial Data Schedule (Class A)(CITEF)

             (q)     Financial Data Schedule (Class B)(CITEF)

             (r)     Financial Data Schedule (Class C)(CITEF)

          18.(a) Power of Attorney for: Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, William D. Ireland, Jr., Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, George L. Shinn, Robert L. Sullivan and Sinclair Weeks, Jr. - filed as Exhibit 18(a) in Part C,
                     Item 24(b) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of Colonial Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about December 19, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

          18.(b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 filed as Exhibit 18(b) in Part C, Item 24(b) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Colonial Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 24, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

---------------------------------

             (a) Incorporated by reference to Post-Effective Amendment No. 40 filed on or about 7/27/95.

             (b) Incorporated by reference to Post-Effective Amendment No. 42 filed on 3/22/96.

             (c) Incorporated by reference to Post-Effective Amendment No. 44 filed on October 15, 1996.

             (d) Incorporated by reference to Post-Effective Amendment No. 45 filed on March 21, 1997.

             (e) Incorporated by reference to Post-Effective Amendment No. 46 filed on July 31, 1997.

Item 25.  Persons Controlled by or Under Common Control with Registrant

          None

Item 26.  Number of Holders of Securities
             (1)                                       (2)
                                                       ---

Title of Class                   Number of Record Holders as of 2/28/98
--------------                   --------------------------------------

Shares of beneficial interest    62,973 Class A record holders (CTEF)

                                 10,158 Class B record holders

                                      5 Class C record holders

Shares of beneficial interest     4,437 Class A record holders (CTEIF)

                                    890 Class B record holders

                                      1 Class C record holders

Shares of beneficial interest    16,019 Class A record holders (CUF)

                                 35,439 Class B record holders

                                     58 Class C record holders

Shares of beneficial interest     1,371 Class A record holders (CHYMF)

                                  3,289 Class B record holders

                                     16 Class C record holders

Shares of beneficial interest       290 Class A record holders (CITEF)

                                    293 Class B record holders

                                      3 Class C record holders

Item 27.  Indemnification

          See Article VIII of Amendment No. 4 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.

          The Registrant's adviser or administrator, Colonial Management Associates, Inc. (Colonial), has an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability insurance policy. The policy provides indemnification to the Registrant's trustees and officers.

Item 28.  Business and Other Connections of Investment Adviser

          The following sets forth business and other connections of each Director and officer of Colonial Management Associates, Inc. (see next page).

ITEM 28.
--------

     Registrant's   investment   adviser/administrator,    Colonial  Management
Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial, is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year, December 31, 1996, CASI had one institutional, corporate or other account under management or supervision, the market value of which was approximately $42.0 million. As of the end of its fiscal year, December 31, 1996, Colonial was the investment adviser, sub-adviser and/or administrator to 50 Colonial mutual funds (including funds sub-advised by Colonial, the market value of which investment companies was approximately $17,165.0 million. Liberty Financial Investments, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 12/30/97.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------
Allard, Laurie      V.P.

Archer, Joseph A.   V.P.

Ballou, William J.  V.P.,        Colonial Trusts I through VII   Asst. Sec.
                    Asst.        Colonial High Income
                    Sec.,          Municipal Trust               Asst. Sec.
                    Counsel      Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.

Berliant, Allan     V.P.

Bertocci, Bruno     V.P.         Stein Roe Global Capital Mngmt.    Principal

Boatman, Bonny E.   Sr.V.P.;     Colonial Advisory Services, Inc.   Exec. V.P.
                    IPC Mbr.

Bunten, Walter      V.P.

Campbell, Kimberly  V.P.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;        The Colonial Group, Inc.        Dir.;
                    Chairman;                                    Chrm.
                    IPC Mbr.;    Colonial Trusts I through VII   Pres.
                                 Colonial High Income
                                 Municipal Trust                 Pres.
                                 Colonial InterMarket Income
                                   Trust I                       Pres.
                                 Colonial Intermediate High
                                   Income Fund                   Pres.
                                 Colonial Investment Grade
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income
                                   Trust                         Pres.
                                 LFC Utilities Trust             Pres.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
                                 Stein Roe & Farnham             Dir.
                                   Incorporated

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Liberty Financial Investments,
                                   Inc.                          Asst. Clerk
                                 AlphaTrade Inc.                 Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.

Daniszewski,        V.P.
 Joseph J.

Desilets, Marian    V.P.         Liberty Financial Investments,
                                   Inc.                          V.P.

DiSilva-Begley,     V.P.         Colonial Advisory Services,     Compliance
 Linda              IPC Mbr.       Inc.                          Officer

Ericson, Carl C.    Sr.V.P.      Colonial Intermediate High
                    IPC Mbr.       Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          Exec. V.P.

Evans, C. Frazier   Sr.V.P.      Liberty Financial Investments,
                                   Inc.                          Mng. Director

Feingold, Andrea S. V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Feloney, Joseph L.  V.P.
                    Asst. Treasurer

Finnemore,          V.P.         Colonial Advisory Services,
 Leslie W.                         Inc.                          Sr. V.P.

Franklin,           Sr. V.P.     AlphaTrade Inc.                 President
 Fred J.            IPC Mbr.

Gibson, Stephen E.  Dir.; Pres.; The Colonial Group, Inc.        Dir.;
                    CEO;                                         Pres.; CEO;
                                                                 Exec. Cmte.
                                                                 Mbr.
                                 Liberty Financial Investments,  Dir.; Chm.
                                    Inc.
                                 Colonial Advisory Services,     Dir.; Chm.
                                    Inc.
                                 Colonial Investors Service      Dir.; Chm.
                                    Center, Inc.
                                 AlphaTrade Inc.                 Dir.

Hanson, Loren       Sr. V.P.

Harasimowicz,       V.P.
 Stephen

Harris, David       V.P.         Stein Roe Global Capital Mngmt  Principal

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Hernon, Mary        V.P.

Hill, William       V.P.

Iudice, Jr. Philip  V.P.;        The Colonial Group, Inc.        Controller,
                    Controller                                   CAO, Asst.
                    Asst.                                        Treas.
                    Treasurer    Liberty Financial Investments,  CFO,
                                   Inc.                          Treasurer
                                 Colonial Advisory Services,
                                   Inc.                          Controller;
                                                                 Asst. Treas.
                                 AlphaTrade Inc.                 CFO, Treas.

Jacoby, Timothy J.  Sr. V.P.;    The Colonial Group, Inc.        V.P., Treasr.,
                    CFO;                                         CFO
                    Treasurer    Colonial Trusts I through VII   Treasr.,CFO
                                                                 Controller
                                 Colonial High Income            Treasr.,CFO
                                   Municipal Trust               Controller
                                 Colonial InterMarket Income     Controller;
                                   Trust I                       Treasr.,CFO
                                 Colonial Intermediate High      Controller;
                                   Income Fund                   Treasr.,CFO
                                 Colonial Investment Grade       Controller;
                                   Municipal Trust               Treasr.,CFO
                                 Colonial Municipal Income       Controller;
                                   Trust                         Treasr.,CFO
                                 LFC Utilities Trust             Controller;
                                                                 Treasr.,CFO
                                 Colonial Advisory Services,
                                   Inc.                          CFO, Treasr.

Johnson, Gordon     V.P.

Knudsen, Gail       V.P.

Koonce, Michael H.  Sr. V.P.;    Colonial Trusts I through VII   Secretary
                    Sec.; Clerk  Colonial High Income
                    IPC Mbr.;      Municipal Trust               Secretary
                    Dir; Gen.    Colonial InterMarket Income
                    Counsel        Trust I                       Secretary
                                 Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 LFC Utilities Trust             Secretary
                                 Liberty Financial Investments,
                                   Inc.                          Dir., Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk, Dir.
                                 The Colonial Group, Inc.        V.P., Gen.
                                                                 Counsel and
                                                                 Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Dir., Clerk
                                 AlphaTrade Inc.                 Dir., Clerk

Lasher, Ben         V.P.

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William C.  V.P.

MacKinnon,
  Donald S.         Sr.V.P.

Marcus, Harold      V.P.

Muldoon, Bob        V.P.

Newman, Maureen     V.P.

O'Brien, David      V.P.

Ostrander, Laura    V.P.

Peters, Helen F.    Sr.V.P.;     Colonial Advisory Services,     Pres.,
                    IPC Mbr.       Inc.                          CEO


Peterson, Ann T.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Rao, Gita           V.P.

Reading, John       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Liberty Financial Investments,
                                   Inc.                          Asst. Clerk
                                 AlphaTrade Inc.                 Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.V.P.

Rega, Michael       V.P.         Colonial Advisory Services
                                    Inc.                         Vice President


Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Dir.
                    IPC Mbr.;    Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VII   V.P.
                                 LFC Utilities Trust             V.P.
                                 Colonial Investors Service      Dir; Pres.
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO; Ex. V.P.
                                 Liberty Financial Investments,
                                   Inc.                          Director
                                 AlphaTrade Inc.                 Director

Seibel, Sandra L.   V.P.

Spanos, Gregory     Sr. V.P.

Stern, Arthur O.    Exe.V.P.;    The Colonial Group, Inc.        Exec. V.P.

Steck, Nicholas     V.P.

Stevens, Richard    V.P.

Stoeckle, Mark      V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.
Swayze, Gary        V.P.

Wallace, John       V.P.
                    Asst.Treasurer

Ware, Elizabeth     V.P.

------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.

Item 29   Principal Underwriter
-------   ---------------------

(a) Liberty Financial Investments, Inc. (LFII), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFII acts in such capacity for Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII, Stein Roe Advisor Funds and Stein Roe NO-LOAD Funds. LFII is also the sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Anderson, Judith       V.P.                  None

Armour, Timothy K.     V.P.                  None

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Bartlett, John         Managing Director     None

Blumenfeld, Alex       Regional V.P.         None

Brown, Beth            V.P.                  None

Burtman, Tracy         V.P.                  None

Campbell, Patrick      V.P.                  None

Chrzanowski,           Regional V.P.         None
 Daniel

Claiborne,             Regional V.P.         None
 Douglas

Clapp, Elizabeth A.    Sr. V.P.              None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Regional Sr. V.P.     None

Desilets, Marian       V.P.                  None

Devaney, James         Regional V.P.         None

DiMaio, Steve          V.P.                  None

Donovan, John          Regional V.P.         None

Downey, Christopher    V.P.                  None

Eckelman, Bryan        Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Sr. V.P.              None

Fifield, Robert        Regional V.P.         None

Gauger, Richard        V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    None
                        of the Board

Goldberg, Matthew      Regional V.P.         None

Guenard, Brian         Regional V.P.         None

Harrington, Tom        Sr. Regional V.P.     None

Hodgkins, Joseph       Sr. Regional V.P.     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jones, Cynthia         V.P.                  None

Karagiannis,           Managing Director     None
 Marilyn

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Koonce, Michael H.     Dir.; Clerk           Secretary

Libutti, Chris         Regional V.P.         None

McCombs, Gregory       Regional Sr. V.P.     None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     V.P.                  None

Moberly, Ann R.        Regional Sr. V.P.     None

Morner, Patrick        V.P.                  None

Morse, Jonathan        Regional V.P.         None

Nerney, Andrew         Regional V.P.         None

O'Shea, Kevin          Managing Director     None

Piken, Keith           V.P.                  None

Predmore, Tracy        Regional V.P.         None

Quirk, Frank           V.P.                  None

Reed, Christopher B.   Sr. Regional V.P.     None

Riegel, Joyce          V.P.                  None

Robb, Douglas          Regional V.P.         None

Sandberg, Travis       Regional V.P.         None

Scarlott, Rebecca      V.P.                  None

Schulman, David        Regional V.P.         None

Scoon, Davey           Director              V.P.

Scott, Michael W.      Sr. V.P.              None

Sideropoulos, Lou      V.P.                  None

Smith, Darren         Regional V.P.          None

Spanos, Gregory J.    Sr. V.P.               None

Studer, Eric          Regional V.P.          None

Sutton, R. Andrew     Regional V.P.          None

Tambone, James        CEO                    None

Tasiopoulos, Lou      President              None

VanEtten, Keith H.    Sr. V.P.               None

Villanova, Paul       Regional V.P.          None

Wallace, John         V.P.                   None

Walter, Heidi         V.P.                   None

Welsh, Stephen        Treasurer              Asst. Treasurer

Wess, Valerie         Regional V.P.          None

Young, Deborah        V.P.                   None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.

Item 30.  Location of Accounts and Records

          Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Financial Investments, Inc.; Registrant's transfer and dividend disbursing agent, Colonial Investors Service Center, Inc.; and the Registrant's custodians, UMB, n.a. and Boston Safe Deposit and Trust Company. Effective November 1997, the custodian will be The Chase Manhattan Bank. The address for each person except the Registrant's custodians is One Financial Center, Boston, MA 02111. The address for UMB, n.a. is 928 Grand Avenue, Kansas City, MO 64106. The address for Boston Safe Deposit and Trust Company is One Boston Place, Boston, MA 02108. The address for The Chase Manhattan Bank is 4 Chase MetroTech Center, Brooklyn, NY 11245.

Item 31.  Management Services

          See Item 5(c), Part A and Item 16(d), Part B.

Item 32.  Undertakings

          (a)  Not applicable

          (b) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's series' latest annual report to shareholders upon request and without charge.

                                  ************

                                     NOTICE


     A copy of the Agreement and Declaration of Trust, as amended, of Colonial Trust IV (Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement is not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Colonial Trust IV, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 48 to its Registration Statement under the Securities Act of 1933 and Amendment No. 46 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston in The Commonwealth of
Massachusetts on this           day of March, 1998.


                                       COLONIAL TRUST IV


                                       By: /s/ HAROLD W. COGGER
                                           --------------------
                                               Harold W. Cogger, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                       TITLE                    DATE
----------                       -----                    ----


/s/   HAROLD W. COGGER           President (chief         March     , 1998
----------------------           executive officer)
      Harold W. Cogger


/s/   TIMOTHY J. JACOBY          Treasurer and Chief      March   , 1998
-----------------------          Financial Officer
      Timothy J. Jacoby


/s/   J. KEVIN CONNAUGHTON       Controller and Chief     March     , 1998
--------------------------       Accounting Officer
      J. Kevin Connaughton

/s/   ROBERT J. BIRNBAUM*        Trustee
--------------------------
      Robert J. Birnbaum

/s/   TOM BLEASDALE*             Trustee
---------------------
      Tom Bleasdale

/s/   LORA S. COLLINS*           Trustee
-----------------------
      Lora S. Collins

/s/   JAMES E. GRINNELL*         Trustee
-------------------------
      James E. Grinnell

/s/   WILLIAM D. IRELAND, JR.*   Trustee            /s/*  MICHAEL H. KOONCE
------------------------------                      -----------------------
      William D. Ireland, Jr.                             Michael H. Koonce
                                                          Attorney-in-fact
/s/   RICHARD W. LOWRY*          Trustee                  For each Trustee
------------------------                                  March      , 1998
      Richard W. Lowry

/s/   WILLIAM E. MAYER*          Trustee
------------------------
      William E. Mayer

/s/   JAMES L. MOODY, JR.*       Trustee
---------------------------
      James L. Moody, Jr.

/s/   JOHN J. NEUHAUSER*         Trustee
-------------------------
      John J. Neuhauser

/s/   GEORGE L. SHINN*           Trustee
-----------------------
      George L. Shinn

/s/   ROBERT L. SULLIVAN*        Trustee
--------------------------
      Robert L. Sullivan

/s/   SINCLAIR WEEKS, JR.*       Trustee
---------------------------
      Sinclair Weeks, Jr.

                                  EXHIBIT INDEX

11.(a)       Consent of Independent Accountants

16.(a)(3)    Calculation of Performance Information
             (Class C)(CTEF)

   (a)(4)    Calculation of Yield (Class C)(CTEF)

   (b)(3)    Calculation of Performance Information
             (Class C)(CTEIF)

   (b)(4)    Calculation of Yield (Class C)(CTEIF)

   (c)(3)    Calculation of Performance Information
             (Class C)(CUF)

   (c)(4)    Calculation of Yield (Class C)(CUF)

   (e)(3)    Calculation of Performance Information
             (Class C)(CHYMF)

   (e)(4)    Calculation of Yield (Class C)(CHYMF)

   (f)(3)    Calculation of Performance Information
             (Class C)(CITEF)

   (f)(4)    Calculation of Yield (Class C)(CITEF)

17.(a)       Financial Data Schedule (Class A) (CTEF)

   (b)       Financial Data Schedule (Class B) (CTEF)

   (c)       Financial Data Schedule (Class C) (CTEF)

   (d)       Financial Data Schedule (Class A)(CTEIF)

   (e)       Financial Data Schedule (Class B)(CTEIF)

   (f)       Financial Data Schedule (Class C)(CTEIF)

   (g)       Financial Data Schedule (Class A)(CUF)

   (h)       Financial Data Schedule (Class B)(CUF)

   (i)       Financial Data Schedule (Class C)(CUF)

   (m)       Financial Data Schedule (Class A)(CHYMF)

   (n)       Financial Data Schedule (Class B)(CHYMF)

   (o)       Financial Data Schedule (Class C)(CHYMF)

   (p)       Financial Data Schedule (Class A)(CITEF)

   (q)       Financial Data Schedule (Class B)(CITEF)

   (r)       Financial Data Schedule (Class C)(CITEF)



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